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                                                                   EXHIBIT 4-212

                                                                  CONFORMED COPY

                           THE DETROIT EDISON COMPANY
                              (2000 Second Avenue,
                            Detroit, Michigan 48226)

                                       TO
                             BANKERS TRUST COMPANY
                              (Four Albany Street,
                           New York, New York 10015)

                                              AS TRUSTEE

                            ------------------------

                                   INDENTURE
                         Dated as of February 15, 1990

                            ------------------------

                   SUPPLEMENTAL TO MORTGAGE AND DEED OF TRUST
                          DATED AS OF OCTOBER 1, 1924

                                 PROVIDING FOR

                   (A) GENERAL AND REFUNDING MORTGAGE BONDS,
              1990 SERIES A AND 1990 SERIES D, DUE MARCH 31, 2020,

                   (B) GENERAL AND REFUNDING MORTGAGE BONDS,
              1990 SERIES B AND 1990 SERIES E, DUE MARCH 31, 2016,

            (C) 1990 SERIES C AND 1990 SERIES F, DUE MARCH 31, 2014

                                      AND

                         (D) RECORDING AND FILING DATA
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                                        i

                               TABLE OF CONTENTS*

                            ------------------------

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
PARTIES.....................................................        1
RECITALS
  Original Indenture and Supplementals......................        1
  Issue of Bonds under Indenture............................        1
  Bonds heretofore issued...................................        1
  Reason for creation of new series.........................        5
  Bonds to be 1990 Series A/1990 Series D, 1990 Series
     B/1990 Series E, and 1990 Series C/1990 Series F.......        5
  Further assurance.........................................        5
  Authorization of Supplemental Indenture...................        5
  Consideration for Supplemental Indenture..................        6
PART I.
CREATION OF TWO HUNDRED EIGHTY-FIRST
SERIES OF BONDS
GENERAL AND REFUNDING MORTGAGE BOND,
1990 SERIES A
Sec. 1. Terms of Bond of 1990 Series A......................        7
Sec. 2. Redemption of 1990 Series A Bond....................        8
Sec. 3. Exchange............................................        9
Sec. 4. Consent.............................................        9
Sec. 5. Form of 1990 Series A Bond..........................        9
        Form of Trustee's Certificate.......................       13
PART II.
CREATION OF TWO HUNDRED EIGHTY-SECOND
SERIES OF BONDS
GENERAL AND REFUNDING MORTGAGE BONDS,
1990 SERIES D
Sec. 1. Terms of Bonds of 1990 Series D.....................       14
Sec. 2. Redemption of Bonds of 1990 Series D................       15
        Exchange and transfer...............................       17
Sec. 3. Consent.............................................       17
Sec. 4. Form of Bonds of 1990 Series D......................       18
        Form of Trustee's Certificate.......................       21
PART III.
CREATION OF TWO HUNDRED EIGHTY-THIRD
SERIES OF BONDS
GENERAL AND REFUNDING MORTGAGE BOND,
1990 SERIES B
Sec. 1. Terms of Bond of 1990 Series B......................       22
Sec. 2. Redemption of 1990 Series B Bond....................       23
Sec. 3. Exchange............................................       24
Sec. 4. Consent.............................................       24
Sec. 5. Form of 1990 Series B Bond..........................       25
        Form of Trustee's Certificate.......................       30

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                                        ii

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
PART IV.
CREATION OF TWO HUNDRED EIGHTY-FOURTH
SERIES OF BONDS
GENERAL AND REFUNDING MORTGAGE BONDS,
1990 SERIES E
Sec. 1. Terms of Bonds of 1990 Series E.....................       31
Sec. 2. Redemption of Bonds of 1990 Series E................       32
        Exchange and transfer...............................       34
Sec. 3. Consent.............................................       34
Sec. 4. Form of Bonds of 1990 Series E......................       35
        Form of Trustee's Certificate.......................       38
PART V.
CREATION OF TWO HUNDRED EIGHTY-FIFTH
SERIES OF BONDS
GENERAL AND REFUNDING MORTGAGE BOND,
1990 SERIES C
Sec. 1. Terms of Bond of 1990 Series C......................       39
Sec. 2. Redemption of 1990 Series C Bond....................       40
Sec. 3. Exchange............................................       41
Sec. 4. Consent.............................................       41
Sec. 5. Form of 1990 Series C Bond..........................       42
        Form of Trustee's Certificate.......................       47
PART VI.
CREATION OF TWO HUNDRED EIGHTY-SIXTH
SERIES OF BONDS
GENERAL AND REFUNDING MORTGAGE BONDS,
1990 SERIES F
Sec. 1. Terms of Bonds of 1990 Series F.....................       48
Sec. 2. Redemption of Bonds of 1990 Series F................       49
        Exchange and transfer...............................       51
Sec. 3. Consent.............................................       51
Sec. 4. Form of Bonds of 1990 Series F......................       52
        Form of Trustee's Certificate.......................       55
PART VII.
RECORDING AND FILING DATA
Recording and filing of Original Indenture..................       56
Recording and filing of Supplemental Indentures.............       56
Recording of Certificates of Provision for Payment..........       60
PART VIII.
THE TRUSTEE
Terms and conditions of acceptance of trust by Trustee......       60
PART IX.
MISCELLANEOUS
Execution in Counterparts...................................       61
Testimonium.................................................       61
Execution...................................................       61
Acknowledgements............................................       62
Affidavit as to consideration and good faith................       63

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* This Table of Contents shall not have any bearing upon the interpretation of any of the terms or provisions of this Indenture.
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                                        1

PARTIES.                 SUPPLEMENTAL INDENTURE, dated as of the fifteenth day of
                         February, in the year one thousand nine hundred and ninety, between THE DETROIT EDISON COMPANY, a corporation organized and existing under the laws of the State of Michigan and a transmitting utility (hereinafter called the "Company"),
                         party of the first part, and BANKERS TRUST COMPANY, a
                         corporation organized and existing under the laws of the
                         State of New York, having its corporate trust office at Four
                         Albany Street, in the Borough of Manhattan, The City and
                         State of New York, as Trustee under the Mortgage and Deed of
                         Trust hereinafter mentioned (hereinafter called the "Trus-
                         tee"), party of the second part.

ORIGINAL                 WHEREAS, the Company has heretofore executed and delivered
INDENTURE AND            its Mortgage and Deed of Trust (hereinafter referred to as
SUPPLEMENTALS.           the "Original Indenture"), dated as of October 1, 1924, to the Trustee, for the security of all bonds of the Company
                         outstanding thereunder, and pursuant to the terms and
                         provisions of the Original Indenture, indentures dated as
                         of, respectively, June 1, 1925, August 1, 1927, February 1,
                         1931, June 1, 1931, October 1, 1932, September 25, 1935,
                         September 1, 1936, November 1, 1936, February 1, 1940,
                         December 1, 1940, September 1, 1947, March 1, 1950, November
                         15, 1951, January 15, 1953, May 1, 1953, March 15, 1954, May
                         15, 1955, August 15, 1957, June 1, 1959, December 1, 1966,
                         October 1, 1968, December 1, 1969, July 1, 1970, December
                         15, 1970, June 15, 1971, November 15, 1971, January 15,
                         1973, May 1, 1974, October 1, 1974, January 15, 1975,
                         November 1, 1975, December 15, 1975, February 1, 1976, June
                         15, 1976, July 15, 1976, February 15, 1977, March 1, 1977,
                         June 15, 1977, July 1, 1977, October 1, 1977, June 1, 1978,
                         October 15, 1978, March 15, 1979, July 1, 1979, September 1,
                         1979, September 15, 1979, January 1, 1980, April 1, 1980,
                         August 15, 1980, August 1, 1981, November 1, 1981, June 30,
                         1982, August 15, 1982, June 1, 1983, October 1, 1984, May 1,
                         1985, May 15, 1985, October 15, 1985, April 1, 1986, August
                         15, 1986, November 30, 1986, January 31, 1987, April 1,
                         1987, August 15, 1987, November 30, 1987, June 15, 1989,
                         July 15, 1989 and December 1, 1989 supplemental to the
                         Original Indenture, have heretofore been entered into
                         between the Company and the Trustee (the Original Indenture and all indentures supplemental thereto together being
                         hereinafter sometimes referred to as the "Indenture"); and

ISSUE OF                 WHEREAS, the Indenture provides that said bonds shall be
BONDS UNDER              issuable in one or more series, and makes provision that the
INDENTURE.               rates of interest and dates for the payment thereof, the
                         date of maturity or dates of maturity, if of serial
                         maturity, the terms and rates of optional redemption (if
                         redeemable), the forms of registered bonds without coupons of any series and any other provisions and agreements in
                         respect thereof, in the Indenture provided and permitted, as the Board of Directors may determine, may be expressed in a supplemental indenture to be made by the Company to the
                         Trustee thereunder; and

BONDS HERETOFORE         WHEREAS, bonds in the principal amount of Five billion
ISSUED.                  forty-four million four hundred eighty-one thousand dollars
                         ($5,044,481,000) have heretofore been issued under the
                         Indenture as follows, viz:

                              (1)  Bonds of Series A                   -- Principal Amount
                                                                       $26,016,000,
                              (2)  Bonds of Series B                   -- Principal Amount
                                                                       $23,000,000,
                              (3)  Bonds of Series C                   -- Principal Amount
                                                                       $20,000,000,
                              (4)  Bonds of Series D                   -- Principal Amount
                                                                       $50,000,000,
                              (5)  Bonds of Series E                   -- Principal Amount
                                                                       $15,000,000,
                              (6)  Bonds of Series F                   -- Principal Amount
                                                                       $49,000,000,
                              (7)  Bonds of Series G                   -- Principal Amount
                                                                       $35,000,000,
                              (8)  Bonds of Series H                   -- Principal Amount
                                                                       $50,000,000,
                              (9)  Bonds of Series I                   -- Principal Amount
                                                                       $60,000,000,
                             (10)  Bonds of Series J                   -- Principal Amount
                                                                       $35,000,000,
                             (11)  Bonds of Series K                   -- Principal Amount
                                                                       $40,000,000,
                             (12)  Bonds of Series L                   -- Principal Amount
                                                                       $24,000,000,
                             (13)  Bonds of Series M                   -- Principal Amount
                                                                       $40,000,000,
                             (14)  Bonds of Series N                   -- Principal Amount
                                                                       $40,000,000,

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                                        2

                             (15)  Bonds of Series O                   -- Principal Amount
                                                                       $60,000,000,
                             (16)  Bonds of Series P                   -- Principal Amount
                                                                       $70,000,000,
                             (17)  Bonds of Series Q                   -- Principal Amount
                                                                       $40,000,000,
                             (18)  Bonds of Series W                   -- Principal Amount
                                                                       $50,000,000,
                             (19)  Bonds of Series BB                  -- Principal Amount
                                                                       $50,000,000,
                             (20)  Bonds of Series CC                  -- Principal Amount
                                                                       $50,000,000,
                          (21-28)  Bonds of Series DDP Nos. 1-8        -- Principal Amount $6,400,000,
                          (29-39)  Bonds of Series FFR Nos. 1-11       -- Principal Amount $6,500,000,
                          (40-53)  Bonds of Series GGP Nos. 1-6 and
                                   8-15                                -- Principal Amount $7,960,000,
                          (54-65)  Bonds of Series IIP Nos. 1-6 and
                                   8-13                                -- Principal Amount $450,000,
                          (66-71)  Bonds of Series JJP Nos. 1-6        -- Principal Amount $690,000,
                          (72-77)  Bonds of Series KKP Nos. 1-6        -- Principal Amount $1,590,000,
                          (78-89)  Bonds of Series LLP Nos. 1-6 and
                                   8-13                                -- Principal Amount $4,760,000,
                         (90-101)  Bonds of Series NNP Nos. 1-6 and
                                   8-13                                -- Principal Amount $7,950,000,
                        (102-109)  Bonds of Series OOP Nos. 1-8        -- Principal Amount $2,680,000,
                        (110-121)  Bonds of Series QQP Nos. 1-7 and
                                   10-14                               -- Principal Amount $7,075,000,
                        (122-127)  Bonds of Series TTP Nos. 1-6        -- Principal Amount $330,000,
                            (128)  Bonds of 1980 Series A              -- Principal Amount
                                                                       $50,000,000,
                        (129-137)  Bonds of 1980 Series CP Nos. 1-5
                                   and 13-16                           -- Principal Amount $3,250,000,
                        (138-142)  Bonds of 1980 Series DP Nos. 1-5    -- Principal Amount $925,000,
                        (143-146)  Bonds of 1981 Series AP Nos. 1-4    -- Principal Amount $3,200,000,

                 all of which have either been retired and cancelled, or no longer represent obligations of the Company, having been called for redemption and funds necessary to effect the payment, redemption and retirement thereof having been deposited with the Trustee as a special trust fund to be applied for such purpose;

                 (147) Bonds of Series R in the principal amount of One hundred million dollars ($100,000,000), all of which are outstanding at the date hereof;

                 (148) Bonds of Series S in the principal amount of One hundred fifty million dollars ($150,000,000), all of which are outstanding at the date hereof;

                 (149) Bonds of Series T in the principal amount of Seventy-five million dollars ($75,000,000), all of which are outstanding at the date hereof;

                 (150) Bonds of Series U in the principal amount of Seventy-five million dollars ($75,000,000), all of which are outstanding at the date hereof;

                 (151) Bonds of Series V in the principal amount of One hundred million dollars ($100,000,000), all of which are outstanding at the date hereof;

                 (152) Bonds of Series X in the principal amount of One hundred million dollars ($100,000,000), all of which are outstanding at the date hereof;

                 (153) Bonds of Series Y in the principal amount of Sixty million dollars ($60,000,000), all of which are outstanding at the date hereof;

                 (154) Bonds of Series Z in the principal amount of One hundred million dollars ($100,000,000), all of which are outstanding at the date hereof;

                 (155) Bonds of Series AA in the principal amount of One hundred million dollars ($100,000,000), all of which are outstanding at the date hereof;

                 (156) Bonds of Series DDP No. 9 in the principal amount of Seven million nine hundred five thousand dollars ($7,905,000), of which One million six hundred thousand dollars ($1,600,000) principal amount have heretofore been retired and Six
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                                        3

                 million three hundred five thousand dollars ($6,305,000) principal amount are outstanding at the date hereof;

                 (157) Bonds of Series EE in the principal amount of Fifty million dollars ($50,000,000), of which Thirty million dollars ($30,000,000) principal amount have heretofore been retired and Twenty million dollars ($20,000,000) principal amount are outstanding at the date hereof;

                 (158-160) Bonds of Series FFR Nos. 12-14 in the principal amount of Thirty-nine million one hundred thousand dollars ($39,100,000), all of which are outstanding at the date hereof;

                 (161-168) Bonds of Series GGP Nos. 7 and 16-22 in the principal amount of Thirty-four million three hundred forty thousand dollars ($34,340,000), of which Two million four hundred thousand dollars ($2,400,000) principal amount have heretofore been retired and Thirty-one million nine hundred forty thousand dollars ($31,940,000) principal amount are outstanding at the date hereof;

                 (169) Bonds of Series HH in the principal amount of Fifty million dollars ($50,000,000), all of which are outstanding at the date hereof;

                 (170-171) Bonds of Series MMP and MMP No. 2 in the principal amount of Five million four hundred thirty thousand dollars ($5,430,000), of which One million two hundred thirty-five thousand dollars ($1,235,000) principal amount have heretofore been retired and Four million one hundred ninety-five thousand dollars ($4,195,000) principal amount are outstanding at the date hereof;

                 (172-181) Bonds of Series IIP Nos. 7 and 14-22 in the principal amount of Three million three hundred thousand dollars ($3,300,000), of which One hundred ten thousand dollars ($110,000) principal amount have heretofore been retired and Three million one hundred ninety thousand dollars ($3,190,000) principal amount are outstanding at the date hereof;

                 (182-183) Bonds of Series JJP Nos. 7-8 in the principal amount of Six million one hundred sixty thousand dollars ($6,160,000), of which Three hundred fifty thousand dollars ($350,000) principal amount have heretofore been retired and Five million eight hundred ten thousand dollars ($5,810,000) are outstanding at the date hereof;

                 (184-188) Bonds of Series KKP Nos. 7-11 in the principal amount of Seventy-three million forty-five thousand dollars ($73,045,000), of which Seven hundred ten thousand dollars ($710,000) principal amount have heretofore been retired and Seventy-two million three hundred thirty-five thousand dollars ($72,335,000) are outstanding at the date hereof;

                 (189-191) Bonds of Series LLP Nos. 7 and 14-15 in the principal amount of Four million ninety thousand dollars ($4,090,000), of which Two million five hundred thirty-five thousand dollars ($2,535,000) principal amount have heretofore been retired and One million five hundred fifty-five thousand dollars ($1,555,000) principal amount are outstanding at the date hereof;

                 (192-200) Bonds of Series NNP Nos. 7 and 14-21 in the principal amount of Forty million ($40,000,000), of which One million six hundred fifty thousand dollars ($1,650,000) principal amount have heretofore been retired and Thirty-eight million three hundred fifty thousand dollars ($38,350,000) principal amount are outstanding at the date hereof;

                 (201-210) Bonds of Series OOP Nos. 9-18 in the principal amount of Sixteen million two hundred thousand dollars ($16,200,000), of which Two hundred forty thousand dollars ($240,000) principal amount have heretofore been retired and Fifteen million nine hundred sixty thousand dollars ($15,960,000) are outstanding at the date hereof;

                 (211) Bonds of Series PP in the principal amount of Seventy million dollars ($70,000,000), all of which are outstanding at the date hereof;
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                                        4

                 (212-218) Bonds of Series QQP Nos. 8-9 and 15-19 in the principal amount of Six million five hundred seventy-five thousand dollars ($6,575,000), all of which are outstanding at the date hereof;

                 (219) Bonds of Series RR in the principal amount of Seventy million dollars ($70,000,000), all of which are outstanding at the date hereof;

                 (220) Bonds of Series SS in the principal amount of One hundred fifty million dollars ($150,000,000), of which Fifty million dollars ($50,000,000) principal amount have heretofore been retired and One hundred million dollars ($100,000,000) principal amount are outstanding at the date hereof;

                 (221-229) Bonds of Series TTP Nos. 7-15 in the principal amount of Three million four hundred seventy thousand dollars ($3,470,000), all of which are outstanding at the date hereof;

                 (230) Bonds of Series UU in the principal amount of One hundred million dollars ($100,000,000), all of which are outstanding at the date hereof;

                 (231) Bonds of 1980 Series B in the principal amount of One hundred million dollars ($100,000,000), of which Fifty-three million two hundred thousand dollars ($53,200,000) principal amount have heretofore been retired and Forty-six million eight hundred thousand dollars ($46,800,000) principal amount are outstanding at the date hereof;

                 (232-247) Bonds of 1980 Series CP Nos. 6-12 and 17-25 in the principal amount of Thirty-one million seven hundred fifty thousand dollars ($31,750,000), all of which are outstanding at the date hereof;

                 (248-253) Bonds of 1980 Series DP Nos. 6-11 in the principal amount of Nine million eight hundred twenty-five thousand dollars ($9,825,000), all of which are outstanding at the date hereof;

                 (254-265) Bonds of 1981 Series AP Nos. 5-16 in the principal amount of One hundred twenty million eight hundred thousand dollars ($120,800,000), all of which are outstanding at the date hereof;

                 (266) Bonds of 1984 Series AP in the principal amount of Two million four hundred thousand dollars ($2,400,000), all of which are outstanding at the date hereof;

                 (267) Bonds of 1984 Series BP in the principal amount of Seven million seven hundred fifty thousand dollars ($7,750,000), all of which are outstanding at the date hereof;

                 (268) Bonds of 1985 Series A in the principal amount of Thirty-five million dollars ($35,000,000), all of which are outstanding at the date hereof;

                 (269) Bonds of 1985 Series B in the principal amount of Fifty million dollars ($50,000,000), all of which are outstanding at the date hereof;

                 (270) Bonds of 1986 Series A in the principal amount of Two hundred million dollars ($200,000,000), all of which are outstanding at the date hereof;

                 (271) Bonds of 1986 Series B in the principal amount of One hundred million dollars ($100,000,000), all of which are outstanding at the date hereof;

                 (272) Bonds of 1986 Series C in the principal amount of Two hundred million dollars ($200,000,000), all of which are outstanding at the date hereof;

                 (273) Bonds of 1987 Series A in the principal amount of Three hundred million dollars ($300,000,000), all of which are outstanding at the date hereof;

                 (274) Bonds of 1987 Series B in the principal amount of One hundred seventy-five million dollars ($175,000,000), all of which are outstanding at the date hereof;

                 (275) Bonds of 1987 Series C in the principal amount of Two hundred twenty-five million dollars ($225,000,000), all of which are outstanding at the date hereof;

                 (276) Bonds of 1987 Series D in the principal amount of Two hundred fifty million dollars ($250,000,000), all of which are outstanding at the date hereof;
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                                        5

                 (277) Bonds of 1987 Series E in the principal amount of One hundred fifty million dollars ($150,000,000), all of which are outstanding at the date hereof;

                 (278) Bonds of 1987 Series F in the principal amount of Two hundred million dollars ($200,000,000), all of which are outstanding at the date hereof;

                 (279) Bonds of 1989 Series A in the principal amount of Three hundred million dollars ($300,000,000), all of which are outstanding at the date hereof; and

                 (280) Bonds of 1989 Series BP in the principal amount of Sixty-six million five hundred sixty-five thousand dollars ($66,565,000), all of which are outstanding at the date hereof;

                 and, accordingly, of the bonds so issued, Three billion nine hundred sixty-nine million six hundred seventy-five thousand dollars ($3,969,675,000) principal amount are outstanding at the date hereof; and


REASON FOR                 WHEREAS, the Company is purchasing the undivided ownership
CREATION OF              interest of Wolverine Power Supply Cooperative, Inc. in
NEW SERIES.              Fermi 2 and related nuclear fuel, materials and supplies and for this purpose desires to issue new series of bonds as
                         final payment of the purchase price; such bonds to be issued under the Indenture in the aggregate principal amount of
                         Five hundred thirty-seven million and fifty-six thousand
                         dollars ($537,056,000) to be authenticated and delivered
                         pursuant to Section 4 of Article III of the Indenture; and

BONDS TO BE                WHEREAS, the Company desires by this Supplemental
1990 SERIES A/           Indenture to create such new series of bonds, to be
1990 SERIES D,           designated "General and Refunding Mortgage Bond, 1990 Series
1990 SERIES B/           A", "General and Refunding Mortgage Bond, 1990 Series B",
1990 SERIES E AND        "General and Refunding Mortgage Bond, 1990 Series C",
1990 SERIES C/           "General and Refunding Mortgage Bonds, 1990 Series D",
1990 SERIES F.           "General and Refunding Mortgage Bonds, 1990 Series E" and
                         "General and Refunding Mortgage Bonds, 1990 Series F"; and
                         to provide for the exchange of: (1) General and Refunding
                         Mortgage Bonds, 1990 Series A for General and Refunding
                         Mortgage Bonds, 1990 Series D; (2) General and Refunding
                         Mortgage Bonds, 1990 Series B for General and Refunding
                         Mortgage Bonds, 1990 Series E; and (3) General and Refunding
                         Mortgage Bonds, 1990 Series C for General and Refunding
                         Mortgage Bonds, 1990 Series F; and

FURTHER                    WHEREAS, the Original Indenture, by its terms, includes in
ASSURANCE.               the property subject to the lien thereof all of the estates and properties, real, personal and mixed, rights, privileges and franchises of every nature and kind and wheresoever
                         situate, then or thereafter owned or possessed by or
                         belonging to the Company or to which it was then or at any time thereafter might be entitled in law or in equity
                         (saving and excepting, however, the property therein
                         specifically excepted or released from the lien thereof),
                         and the Company therein convenanted that it would, upon
                         reasonable request, execute and deliver such further
                         instruments as may be necessary or proper for the better
                         assuring and confirming unto the Trustee all or any part of the trust estate, whether then or thereafter owned or
                         acquired by the Company (saving and excepting, however,
                         property specifically excepted or released from the lien
                         thereof); and

AUTHORIZATION              WHEREAS, the Company in the exercise of the powers and
OF SUPPLEMENTAL          authority conferred upon and reserved to it under and by
INDENTURE.               virtue of the provisions of the Indenture, and pursuant to resolutions of its Board of Directors has duly resolved and determined to make, execute and deliver to the Trustee a
                         supplemental indenture in the form hereof for the purposes herein provided; and

                           WHEREAS, all conditions and requirements necessary to make this Supplemental Indenture a valid and legally binding
                         instrument in accordance with its terms have been done,
                         performed and fulfilled, and the execution and delivery
                         hereof have been in all respects duly authorized;

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                                        6

CONSIDERATION FOR          NOW, THEREFORE, THIS INDENTURE WITNESSETH: That The
SUPPLEMENTAL             Detroit Edison Company, in consideration of the premises and
INDENTURE.               of the covenants contained in the Indenture and of the sum of One Dollar ($1.00) and other good and valuable
                         consideration to it duly paid by the Trustee at or before
                         the ensealing and delivery of these presents, the reciept
                         whereof is hereby acknowledged, hereby covenants and agrees to and with the Trustee and its successors in the trusts
                         under the Original Indenture and in said indentures
                         supplemental thereto as follows:

                                             PART I.
                              CREATION OF TWO HUNDRED EIGHTY-FIRST
                                        SERIES OF BONDS.
                              GENERAL AND REFUNDING MORTGAGE BOND,
                                          1990 SERIES A


TERMS OF BOND              SECTION 1. The Company hereby creates the Two hundred
OF 1990 SERIES A.        eighty-first series of bonds to be issued under and secured by the Original Indenture as amended to date and as further amended by this Supplemental Indenture, to be designated,
                         and to be distinguished from the bonds of all other series, by the title "General and Refunding Mortgage Bond, 1990
                         Series A (elsewhere herein referred to as the "1990 Series A
                         Bond"). The aggregate principal amount of the 1990 Series A
                         Bond shall be limited to One hundred ninety-four million six hundred forty-nine thousand dollars ($194,649,000), except as provided in Section 13 of Article II of the Original
                         Indenture with respect to exchanges and replacement of
                         bonds. The 1990 Series A Bond shall be a multiple of $1,000.

                           The 1990 Series A Bond shall be issued as one registered
                         bond without coupons in the amount of $$194,649,000, which shall bear interest, payable semi-annually on March 31 and
                         September 30 of each year (commencing March 31, 1990) at the rate of 7.904%, and principal payments shall be made thereon annually, payable on March 31 of each year (commencing March
                         31, 1990) as set forth below, until the final payment of
                         principal shall be made:

                             PRINCIPAL                                  PRINCIPAL        PRINCIPAL AMOUNT
                              PAYMENT                                    PAYMENT            REMAINING
                               DATE                                        DUE             OUTSTANDING
                             ---------                                  ---------        ----------------
                         March 31, 1990.............................    $6,279,000         $188,370,000
                         March 31, 1991.............................     6,279,000          182,091,000
                         March 31, 1992.............................     6,279,000          175,812,000
                         March 31, 1993.............................     6,279,000          169,533,000
                         March 31, 1994.............................     6,279,000          163,254,000
                         March 31, 1995.............................     6,279,000          156,975,000
                         March 31, 1996.............................     6,279,000          150,696,000
                         March 31, 1997.............................     6,279,000          144,417,000
                         March 31, 1998.............................     6,279,000          138,138,000
                         March 31, 1999.............................     6,279,000          131,859,000
                         March 31, 2000.............................     6,279,000          125,580,000
                         March 31, 2001.............................     6,279,000          119,301,000
                         March 31, 2002.............................     6,279,000          113,022,000
                         March 31, 2003.............................     6,279,000          106,743,000
                         March 31, 2004.............................     6,279,000          100,464,000
                         March 31, 2005.............................     6,279,000           94,185,000
                         March 31, 2006.............................     6,279,000           87,906,000
                         March 31, 2007.............................     6,279,000           81,627,000
                         March 31, 2008.............................     6,279,000           75,348,000
                         March 31, 2009.............................     6,279,000           69,069,000
                         March 31, 2010.............................     6,279,000           62,790,000
                         March 31, 2011.............................     6,279,000           56,511,000
                         March 31, 2012.............................     6,279,000           50,232,000
                         March 31, 2013.............................     6,279,000           43,953,000
                         March 31, 2014.............................     6,279,000           37,674,000
                         March 31, 2015.............................     6,279,000           31,395,000
                         March 31, 2016.............................     6,279,000           25,116,000
                         March 31, 2017.............................     6,279,000           18,837,000
                         March 31, 2018.............................     6,279,000           12,558,000
                         March 31, 2019.............................     6,279,000            6,279,000
                         March 31, 2020.............................     6,279,000                    0

                           Payments of principal, premium, if any, and interest on
                         the 1990 Series A Bond shall be made by bank wire transfer in immediately available funds in lawful money of the United
                         States of America to the bank account of the registered
                         holder of such bond which such registered holder shall
                         designate in writing to Bankers Trust Company, Trustee, not less than fifteen (15) days prior to the date such payment shall become due and payable.

                           When a semi-annual interest payment date falls on a
                         Saturday, Sunday or a day on which the Federal Reserve Bank of New York or the Trustee is not open for business, all
                         payments shall be payable on the first day thereafter on
                         which the Federal Reserve Bank of New York and the Trustee are open for business.

                           The 1990 Series A Bond shall be dated January 3, 1990 and
                         interest shall be payable from January 3, 1990.

                           The 1990 Series A Bond in definitive form shall be, at the election of the Company, fully engraved or shall be
                         lithographed or printed.

                           The 1990 Series A Bond shall not be subject to or entitled to any sinking fund.

REDEMPTION OF              SECTION 2. The 1990 Series A Bond shall be redeemable
1990 SERIES A BOND.      prior to stated maturity, at the election of the Company on any interest payment date, at redemption prices calculated in accordance with the formula set forth below on giving
                         notice of such redemption by first class mail, postage
                         prepaid, by or on behalf of the Company not more than ninety
                         (90) days nor less than thirty (30) days prior to the date fixed for redemption to the registered holder of the 1990
                         Series A Bond.

                           Any such redemption payment shall be equal to one hundred
                         percent (100%) of the principal so redeemed, plus a
                         prepayment premium, if any, in an amount equal to one
                         hundred percent (100%) of the amount of interest for one
                         year on the unpaid principal balance proposed to be
                         redeemed, multiplied by the ratio which the number of semi-
                         annual payment dates between the proposed redemption date
                         and the final maturity date of the series bears to the
                         number of semi-annual payment dates between December 31,
                         1994 and the final maturity date, plus in each case accrued interest to the date fixed for redemption. Any partial
                         redemption shall, as the principal portion of such
                         redemption, be no less than $100,000. No redemption pursuant to this paragraph shall be credited to, or relieve the
                         Company to any extent from its obligation to make the
                         principal payments provided for in Section 1 hereof.

                           On or before the first day of February or August in each
                         year, commencing September 1 1990, the Company will deliver to the Trustee a treasurer's certificate, which shall be
                         irrevocable, specifying the amount of bonds to be optionally redeemed and the corresponding premium, if any, and accrued interest on such bonds on the next ensuing March 31 or
                         September 30, or the first business day thereafter,
                         respectively. The Trustee shall, upon the receipt of the
                         treasurer's certificate, cause notice of the redemption
                         thereof to be given in the name of and at the expense of the
                         Company in the manner herein provided for. Such notice
                         having been duly given, the redemption of bonds of 1990
                         Series A shall be made upon the terms and in the manner and with the effect hereinabove provided for with respect to
                         redemptions. A treasurer's certificate shall not be required if no bonds of a series are to be redeemed under this
                         paragraph.

                                        9

EXCHANGE.                  SECTION 3. At the option of the holder, upon written
                         request to both the Company and the Trustee made at least
                         forty-five (45) days prior to an interest payment date and subject to the terms of the Indenture and compliance with
                         applicable securities laws, the 1990 Series A Bond shall be exchangeable, in whole but not in part, for bonds of 1990
                         Series D (as hereinafter described) in an aggregate
                         principal amount equal to the aggregate amount of unpaid
                         principal which shall remain outstanding on the 1990 Series
                         A Bond as of the date of such exchange. Such exchange shall occur only on an interest payment date for the 1990 Series A
                         Bond at the office of the Trustee in the Borough of
                         Manhattan, The City of New York, The State of New York.

                           The 1990 Series A Bond shall bear a legend stating that
                         such bond has not been registered under the United States
                         Securities Act of 1933, as amended (the "Act") and that as a consequence such bond may not be offered, sold or otherwise transferred, whether or not for consideration, unless
                         registered under such Act or pursuant to an exemption from such registration applicable to such offer, sale or other
                         transfer, and may bear such other legends as may be
                         necessary to comply with any law or with any rules or
                         regulations made pursuant thereto.

CONSENT.                   SECTION 4. The holder of the 1990 Series A Bond, by its
                         acceptance of and holding thereof, consents and agrees that bonds of any series may be issued which mature on a date or dates later than October 1, 2024 and also consents to the
                         deletion from the first paragraph of Section 5 of Article II of the Indenture of the phrase "but in no event later than
                         October 1, 2024." Such holder further agrees that (a) such consent shall, for all purposes of Article XV of the
                         Indenture and without further action on the part of such
                         holder, be deemed the affirmative vote of such holder at any meeting called pursuant to said Article XV for the purpose of approving such deletion, and (b) such deletion shall
                         become effective at such time as not less than eighty-five per cent (85%) in principal amount of bonds outstanding
                         under the Indenture shall have consented thereto substan-
                         tially in the manner set forth in this Section 4, or in
                         writing, or by affirmative vote cast at a meeting called
                         pursuant to said Article XV, or by any combination thereof.

FORM OF                    SECTION 5. The 1990 Series A Bond and the form of
1990 SERIES A BOND.      Trustee's Certificate to be endorsed on such bond shall be substantially in the following forms, respectively:

                           [FORM OF FACE OF BOND]
                         THE DETROIT EDISON COMPANY
                         GENERAL AND REFUNDING MORTGAGE BOND
                         1990 Series A, 7.904% due March 31, 2020
                         (Payable in annual installments, commencing March 31, 1990)
                         $194,649,000                                                                             No. ________

                           THE DETROIT EDISON COMPANY (hereinafter called the
                         "Company"), a corporation of the State of Michigan, for
                         value received, hereby promises to pay to UNITED STATES OF
                         AMERICA, at its office or agency in the Borough of
                         Manhattan, the City and State of New York, in lawful money of the United States of America, the principal sum of
                         $194,649,000, together with interest at the rate specified in the title hereof on the amount of said principal sum
                         remaining unpaid from time to time from January 3, 1990, and after the first interest payment hereon from the most recent date to which interest has been paid hereon, until the
                         Company's obligation with respect to payment of said
                         principal shall have been discharged, all as provided, to
                         the extent and in the manner specified in the Indenture
                         hereinafter mentioned on the reverse hereof and in the
                         supplemental indenture pursuant to which this bond has been issued. Interest shall be due and payable in 61 consecutive semi-annual payments on March 31 and September 30 in each
                         year, commencing on March 31, 1990, and principal shall be due and payable in 31 consecutive annual payments of
                         $6,279,000 on March 31, in each year, commencing on March
                         31, 1990, as more fully set forth on the reverse hereof.

                           Payments of principal, premium, if any, and interest on this bond are to be made by bank wire transfer in immediately available funds to the holder hereof all as provided, to the extent and in the manner specified in the Indenture hereinafter mentioned on the reverse hereof and in the supplemental indenture pursuant to which this bond has been issued.

                           When any payment date falls on a Saturday, Sunday or a day on which the Federal Reserve Bank of New York or the Trustee is not open for business, all payments shall be payable on the first day thereafter on which the Federal Reserve Bank of New York and the Trustee are open for business.

                           At the written request of the registered holder hereof made to the Company and the Trustee at least forty-five (45) days in advance of an interest payment date, this bond shall be exchangeable, in whole but not in part, on any interest payment date in an aggregate principal amount equal to the amount of unpaid principal which shall remain outstanding on this bond as of the date of such exchange (after giving effect to the payment of principal hereon on the date of such exchange), all as provided, to the extent and in the manner specified in the Indenture and the Supplemental Indenture hereinafter mentioned on the reverse hereof.

                           Reference is hereby made to the further provisions of this bond set forth on the reverse hereof and such further provisions shall for all purposes have the same effect as though set forth at this place.

                           This bond shall not be valid or become obligatory for any purpose until Bankers Trust Company, the Trustee under the Indenture hereinafter mentioned on the reverse hereof, or its successor thereunder, shall have signed the form of certificate endorsed hereon.

                           IN WITNESS WHEREOF, THE DETROIT EDISON COMPANY has caused this instrument to be executed on its behalf by its Chairman of the Board and its President or a Vice President, with their manual or facsimile signatures, and its corporate seal, or a facsimile thereof, to be impressed or imprinted hereon and the same to be attested by its Secretary or an Assistant Secretary by manual or facsimile signature.

                                                THE DETROIT EDISON COMPANY

                 Dated: January 3, 1990         By
                                                   Chairman of the Board

                                                   President

                 Attest:

                 Secretary

                                          [FORM OF REVERSE OF BOND]

                           This bond is the only bond of an authorized issue of bonds of the Company, unlimited as to amount except as provided in the Indenture hereinafter mentioned or any indentures
                         supplemental thereto, and is one of a series of said bonds known as General and Refunding Mortgage Bonds, 1990 Series A
                         (elsewhere herein referred to as the "1990 Series A Bond"), limited to an aggregate principal amount of $194,649,000,
                         except as otherwise provided in the Indenture hereinafter
                         mentioned. This bond is issued and to be issued under, and is equally and ratably secured (except insofar as any
                         sinking, amortization, improvement or analogous fund,
                         established in accordance with the provisions of the
                         Indenture hereinafter mentioned, may afford additional
                         security for the bonds of any particular series and except as provided in Section 3 of Article VI of said Indenture) by an Indenture, dated as of October 1, 1924, duly executed by the Company to Bankers Trust Company, a corporation of the
                         State of New York, as Trustee, to which Indenture and all
                         indentures supplemental thereto (including the Supplemental
                         Indenture dated as of February 15, 1990) reference is hereby made for a description of the properties and franchises
                         mortgaged and conveyed, the nature and extent of the
                         security, the terms and conditions upon which the bonds are issued and under which additional bonds may be issued, and the rights of the holders of the bonds and of the Trustee in respect of such security (which Indenture and all indentures supplemental thereto, including the Supplemental Indenture dated as of February 15, 1990, are hereinafter collectively called the "Indenture"). As provided in the Indenture, said bonds may be for various principal sums and are issuable in series, which may mature at different times, may bear
                         interest at different rates and may otherwise vary as in
                         said Indenture provided. With the consent of the Company and to the extent permitted by and as provided in the Indenture, the rights and obligations of the Company and of the holders of the bonds and the terms and provisions of the Indenture, or of any indenture supplemental thereto, may be modified or altered in certain respects by affirmative vote of at least eighty-five percent (85%) in principal amount of the bonds then outstanding, and, if the rights of one or more, but
                         less than all, series of bonds then outstanding are to be
                         affected by the action proposed to be taken, then also by
                         affirmative vote of at least eighty-five percent (85%) in
                         principal amount of the series of bonds so to be affected
                         (excluding in every instance bonds disqualified from voting by reason of the Company's interest therein as specified in the Indenture); provided, however, that, without the consent of the holder hereof, no such modification or alteration
                         shall, among other things, affect the terms of payment of
                         the principal of, or the interest on, this bond, which in
                         those respects is unconditional.

                           The holder of the 1990 Series A Bond, by its acceptance of and holding thereof, consents and agrees that bonds of any series may be issued which mature on a date or dates later than October 1, 2024 and also consents to the deletion from the first paragraph of Section 5 of Article II of the
                         Indenture of the phrase "but in no event later than October
                         1, 2024." Such holder further agrees that (a) such consent shall, for all purposes of Article XV of the Indenture and without further action on the part of such holder, be deemed the affirmative vote of such holder at any meeting called
                         pursuant to said Article XV for the purpose of approving
                         such deletion, and (b) such deletion shall become effective at such time as not less than eighty-five percent (85%) in principal amount of bonds outstanding under the Indenture
                         shall have consented thereto substantially in the manner set forth in Section 3 of Part I of the Supplemental Indenture dated as of February 15, 1990, or in writing, or by
                         affirmative vote cast at a meeting called pursuant to said
                         Article XV, or by any combination thereof.

                                        12

                           Principal payments shall be made hereon annually, payable
                         on March 31 of each year (commencing March 31, 1990) as set forth below, until the final payment of principal shall be made:

                             PRINCIPAL                                  PRINCIPAL        PRINCIPAL AMOUNT
                              PAYMENT                                    PAYMENT            REMAINING
                               DATE                                        DUE             OUTSTANDING
                             ---------                                  ---------        ----------------
                         March 31, 1990.............................    $6,279,000         $188,370,000
                         March 31, 1991.............................     6,279,000          182,091,000
                         March 31, 1992.............................     6,279,000          175,812,000
                         March 31, 1993.............................     6,279,000          169,533,000
                         March 31, 1994.............................     6,279,000          163,254,000
                         March 31, 1995.............................     6,279,000          156,975,000
                         March 31, 1996.............................     6,279,000          150,696,000
                         March 31, 1997.............................     6,279,000          144,417,000
                         March 31, 1998.............................     6,279,000          138,138,000
                         March 31, 1999.............................     6,279,000          131,859,000
                         March 31, 2000.............................     6,279,000          125,580,000
                         March 31, 2001.............................     6,279,000          119,301,000
                         March 31, 2002.............................     6,279,000          113,022,000
                         March 31, 2003.............................     6,279,000          106,743,000
                         March 31, 2004.............................     6,279,000          100,464,000
                         March 31, 2005.............................     6,279,000           94,185,000
                         March 31, 2006.............................     6,279,000           87,906,000
                         March 31, 2007.............................     6,279,000           81,627,000
                         March 31, 2008.............................     6,279,000           75,348,000
                         March 31, 2009.............................     6,279,000           69,069,000
                         March 31, 2010.............................     6,279,000           62,790,000
                         March 31, 2011.............................     6,279,000           56,511,000
                         March 31, 2012.............................     6,279,000           50,232,000
                         March 31, 2013.............................     6,279,000           43,953,000
                         March 31, 2014.............................     6,279,000           37,674,000
                         March 31, 2015.............................     6,279,000           31,395,000
                         March 31, 2016.............................     6,279,000           25,116,000
                         March 31, 2017.............................     6,279,000           18,837,000
                         March 31, 2018.............................     6,279,000           12,558,000
                         March 31, 2019.............................     6,279,000            6,279,000
                         March 31, 2020.............................     6,279,000                    0

                           This bond shall be redeemable prior to stated maturity, at the election of the Company on any interest payment date, at redemption prices calculated in accordance with the formula set forth below on giving notice of such redemption by first class mail, postage prepaid, by or on behalf of the Company not more than ninety (90) days nor less than thirty (30)
                         days prior to the date fixed for redemption to the
                         registered holder of the 1990 Series A Bond.

                           Any such redemption payment shall be equal to one hundred
                         percent (100%) of the principal so redeemed, plus a
                         prepayment premium, if any, in an amount equal to one
                         hundred percent (100%) of the amount of interest for one
                         year on the unpaid principal balance proposed to be
                         redeemed, multiplied by the ratio which the number of semi-
                         annual payment dates between the proposed redemption date
                         and the final maturity date of the series bears to the
                         number of semi-annual payment dates between December 31,
                         1994 and the final maturity date, plus in each case accrued interest to the date fixed for redemption. Any partial
                         redemption shall, as the principal portion of such
                         redemption, be no less than $100,000. No redemption pursuant to this paragraph shall be credited to, or relieve the
                         Company to any extent from its obligation to make the
                         principal payments provided for above.

                                        13

                           In case an event of default, as defined in the Indenture,
                         shall occur, the principal of all the bonds issued
                         thereunder may become or be declared due and payable, in the manner, with the effect and subject to the conditions
                         provided in said Indenture.

                           No recourse shall be had for the payment of the principal
                         of, or the interest on, this bond, or for any claim based
                         hereon or otherwise in respect hereof or of the Indenture, or of any indenture supplemental thereto, against any
                         incorporator, or against any past, present or future
                         stockholder, director or officer, as such, of the Company, or of any predecessor or successor corporation, either
                         directly or through the Company or any such predecessor or successor corporation, whether for amounts unpaid on stock subscriptions or by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or
                         penalty or otherwise howsoever, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released by every
                         holder or owner hereof, as more fully provided in the
                         Indenture.

                                       [FORM OF TRUSTEE'S CERTIFICATE]

FORM OF                    This bond is the only bond of the series designated
TRUSTEE'S                therein, described in the within- mentioned Indenture.
CERTIFICATE.


                                          BANKERS TRUST COMPANY,
                                                         as Trustee

                                          By
                                           Authorized Officer

                           PART II.
                         CREATION OF TWO HUNDRED EIGHTY-SECOND
                         SERIES OF BONDS.
                         GENERAL AND REFUNDING MORTGAGE BONDS,
                         1990 SERIES D

TERMS OF BONDS             SECTION 1. The Company hereby creates the Two hundred
OF 1990 SERIES D.        eighty-second series of bonds to be issued under and secured by the Original Indenture as amended to date and as further amended by this Supplemental Indenture, to be designated,
                         and to be distinguished from the bonds of all other series, by the title "General and Refunding Mortgage Bonds, 1990
                         Series D" (elsewhere herein referred to as the "bonds of
                         1990 Series D"). The aggregate principal amount of bonds of
                         1990 Series D shall be limited to the principal amount of
                         1990 Series A Bond being exchanged, except as provided in
                         Sections 7 and 13 of Article II of the Original Indenture
                         with respect to exchanges and replacements of bonds.

                           The bonds of 1990 Series D shall mature on March 31, 2020
                         and shall be issued in exchange for, and in an aggregate
                         principal amount equal to the principal amount remaining
                         outstanding on, the 1990 Series A Bond as of the date of
                         such exchange. The Bonds of Series D shall be issued as
                         registered bonds without coupons in denominations of $10,000 and any multiple thereof, and shall bear interest, payable semi-annually on March 31 and September 30 of each year
                         (commencing on the first March 31 or September 30 following the date of such exchange), at the rate of seven and
                         904/1000 per centum (7.904%) per annum until the principal shall have become due and payable, and thereafter until the
                         Company's obligation with respect to the payment of said
                         principal shall have been discharged as provided in the
                         Indenture. Except as otherwise specifically provided in this
                         Supplemental Indenture, the principal of and interest on the bonds of 1990 Series D shall be payable at the office or
                         agency of the Company in the Borough of Manhattan, The City of New York, The State of New York in any coin or currency of the United States of America which at the time of payment is legal tender for public and private debts. The interest on bonds of 1990 Series D, whether in temporary or
                         definitive form, shall be payable without presentation of
                         such bonds and (subject to the provisions of this Section 1)
                         only to or upon the written order of the registered holders thereof.

                           Each bond of 1990 Series D shall be dated the date of its
                         authentication and interest shall be payable on the
                         principal represented thereby from the March 31 or September
                         30 next preceding the date thereof to which interest has
                         been paid on bonds of 1990 Series D, unless the bond is
                         authenticated on a date to which interest has been paid, in which case interest shall be payable from the date of
                         authentication.

                           The bonds of 1990 Series D in definitive form shall be, at the election of the Company, fully engraved or shall be
                         lithographed or printed in authorized denominations as
                         aforesaid and numbered 1 and upwards (with such further
                         designation as may be appropriate and desirable to indicate by such designation the form, series and denomination of
                         bonds of 1990 Series D). Until bonds of 1990 Series D in
                         definitive form are ready for delivery, the Company may
                         execute, and upon its request in writing the Trustee shall authenticate and deliver in lieu thereof, bonds of 1990
                         Series D in temporary form, as provided in Section 10 of
                         Article II of the Indenture. Temporary bonds of 1990 Series
                         D, if any, may be printed and may be issued in authorized
                         denominations in substantially the form of definitive bonds of 1990 Series D, but without a recital of redemption prices and with such omissions, insertions and variations as may be appropriate for temporary bonds, all as may be determined by the Company.

                           Interest on any bond of 1990 Series D which is payable on
                         any interest payment date and is punctually paid or duly
                         provided for shall be paid to the person in whose name that bond, or any previous bond to the extent evidencing the same debt as that evidenced by that bond, is registered at the
                         close of business on the regular record date for such
                         interest, which regular record date shall be the fifteenth day of March or September as the case may be (whether or not a business day) next preceding such interest payment date.
                         If the Company shall default in the payment of the interest due on any interest payment date on the principal
                         represented by any bond of 1990 Series D, such defaulted
                         interest shall forthwith cease to be payable to the
                         registered holder of that bond on the relevant regular
                         record date by virtue of his having been such holder, and
                         such defaulted interest may be paid to the registered holder of that bond (or any bond or bonds of 1990 Series D issued upon transfer or exchange thereof) on the date of payment of such defaulted interest or, at the election of the Company, to the person in whose name that bond (or any bond or bonds of 1990 Series D issued upon transfer or exchange thereof)
                         is registered on a subsequent record date established by
                         notice given by mail by or on behalf of the Company to the holders of bonds of 1990 Series D not less than ten (10)
                         days preceding such subsequent record date, which subsequent record date shall be at least five (5) days prior to the
                         payment date of such defaulted interest.

REDEMPTION OF BONDS OF     SECTION 2. The bonds of 1990 Series D shall be redeemable
1990                       (i) on March 31 in each year, commencing March 31 in the
SERIES D.                first calendar year subsequent to initial issuance, through the operation of the sinking fund hereinafter described at
                         100% of the principal amount thereof, (ii) at the election of the Company on any date prior to maturity, commencing
                         March 31 of the eleventh (11th) calendar year subsequent to initial issuance, as a whole, or in part, from time to time, at par plus in each case accrued interest to the date fixed for redemption if such redemption does not utilize, directly or indirectly, the proceeds of and is not in anticipation of any refunding operation involving borrowing at an interest cost to the Company, computed in accordance with generally accepted financial practice, of less than 7.904% per annum, and (iii) at the election of the Company on any date prior to maturity, commencing March 31 of the eleventh (11th)
                         calendar year subsequent to initial issuance, as a whole, or in part, from time to time, at the following redemption
                         prices (expressed as percentages of the principal amount
                         thereof) plus in each case (whether through operation of the sinking fund or otherwise) accrued interest to the date
                         fixed for redemption:

                                         IF REDEEMED
                                       DURING 12 MONTH
                                        PERIOD ENDING                                        REDEMPTION
                                          MARCH 31,                                             PRICE
                                       ---------------                                       ----------
                                         Year 11...........................................   102.50%
                                         Year 12...........................................    102.00
                                         Year 13...........................................    101.50
                                         Year 14...........................................    101.00
                                         Year 15...........................................    100.50
                                         Thereafter........................................    100.00


                           The bonds of 1990 Series D shall be redeemable as
                         aforesaid as provided herein and as specified in Article IV of the Indenture upon giving notice of such redemption by
                         first class mail, postage prepaid, by or on behalf of the
                         Company at least thirty (30) days prior to the date fixed
                         for redemption to the registered holders of bonds of 1990
                         Series D so called for redemption at their last respective addresses appearing on the register thereof, but failure to mail such notice to the registered holders of any bonds of
                         1990 Series D designated for redemption shall not affect the validity of any such redemption of any other bonds of such series. Interest shall cease to accrue on any bonds of 1990
                         Series D (or any portion thereof) so called for redemption from and after the date fixed for redemption if payment
                         sufficient to redeem the bonds of 1990 Series D (or such
                         protion) designated for redemption has been duly provided
                         for. Bonds of 1990 Series D redeemed in part only shall be in amounts of $10,000 or any multiple thereof.

                           If the giving of the notice of redemption shall have been
                         completed, or if provision satisfactory to the Trustee for the giving of such notice shall have been made, and if the
                         Company shall have deposited with the Trustee in trust funds
                         (which shall become available for payment to the holders of the bonds of 1990 Series D so to be redeemed) sufficient to redeem bonds of 1990 Series D in whole or in part, on the
                         date fixed for redemption, then all obligations of the
                         Company in respect of such bonds (or portions thereof) so to be redeemed and interest due or to become due thereon shall cease and be discharged and the holders of such bonds of
                         1990 Series D (or portions thereof) shall thereafter be
                         restricted exclusively to such funds for any and all claims of whatsoever nature on their part under the Indenture or in respect of such bonds (or portions thereof) and interest.

                           As and for the sinking fund for the retirement of the
                         bonds of 1990 Series D the Company will, until all the bonds of 1990 Series D are paid or payment thereof provided for, deposit with the Trustee prior to March 31 in each year,
                         commencing March 31 of the first calendar year subsequent to initial issuance, an amount in cash sufficient to redeem on such March 31 $6,280,000 principal amount of bonds of 1990
                         Series D.

                           On or before February 1 in each year, commencing February
                         1 of the first calendar year subsequent to initial issuance the Company (i) may deliver bonds of 1990 Series D (other
                         than any previously called for redemption for the sinking
                         fund) and (ii) may apply as a credit bonds for 1990 Series D redeemed at the election of the Company otherwise than
                         through the sinking fund, in each case in satisfaction of
                         all or any part of the amount of any sinking fund payment.
                         Each such bond of 1990 Series D shall be received or
                         credited for such purpose by the Trustee at the principal
                         amount thereof and the amount of such sinking fund payment shall be reduced accordingly.

                           On February 1 in each year, commencing February 1 of the
                         first calendar year subsequent to initial issuance, the
                         Company will deliver to the Trustee a treasurer's
                         certificate, which shall be irrevocable, specifying the
                         amount of the next ensuing sinking fund payment and the
                         portions thereof which are to be satisfied by payment of
                         cash, by delivery of bonds of 1990 Series D or by crediting bonds of 1990 Series D previously redeemed. The treasurer's certificate shall also state that bonds of 1990 Series D
                         forming the basis of any such credit do not include any
                         bonds of 1990 Series D which have been called for redemption for the sinking fund or previously credited against any
                         sinking fund payment. The Trustee shall, upon the receipt of the treasurer's certificate, select the bonds of 1990 Series
                         D to be redeemed upon the next ensuing March 31 in the
                         manner hereinabove provided for and cause notice of the
                         redemption thereof to be given in the name of and at the
                         expense of the Company in the manner hereinabove provided
                         for. Such notice having been duly given, the redemption of such bonds of 1990 Series D shall be made upon the terms and in the manner and with the effect hereinabove provided for with respect to redemptions.

EXCHANGE AND             At the option of the registered holder, any bonds of 1990 Series D, upon surrender
TRANSFER.                thereof for cancellation at the office or agency of the Company in the Borough of
                         Manhattan, The City of New York, The State of New York, together with a written instrument of transfer (if so required by the Company or by the Trustee) in form approved by the Company duly executed by the holder or by its duly authorized attorney, shall be exchangeable for a like aggregate principal amount of bonds of 1990
                         Series D of other authorized denominations, upon the terms and conditions specified herein and in Section 7 of Article II of the Indenture. Bonds of 1990 Series D shall be transferable at the office or agency of the Company in the Borough of Manhattan, The
                         City of New York, The State of New York. The Company waives its rights under
                         Section 7 of Article II of the Indenture not to make exchanges or transfers of bonds of
                         1990 Series D during any period of ten (10) days next preceding any interest payment date for such bonds.
                           Bonds of 1990 Series D, in definitive and temporary form, may bear such legends as may be necessary to comply with any law or with any rules or regulations made pursuant thereto or with the rules or regulations of any stock exchange or to conform to usage with respect thereto.

CONSENT.                   SECTION 3. The holders of the bonds of 1990 Series D, by their acceptance of and holding thereof, consent and agree that bonds of any series may be issued which mature on a date or dates later than October 1, 2024 and also consent to the deletion from the first paragraph of Section 5 of Article II of the Indenture of the phrase "but in no event later than October 1, 2024". Such holders further agree that (a) such consent shall, for all purposes of Article XV of the Indenture and without further action on the part of such holders, be deemed the affirmative vote of such holders at any meeting called pursuant to said Article XV for the purpose of approving such deletion, and (b)
                         such deletion shall become effective at such time as not less than eighty-five percent
                         (85%) in principal amount of bonds outstanding under the Indenture shall have consented thereto substantially in the manner set forth in this Section 3, or in writing, or by affirmative vote cast at a meeting called pursuant to said Article XV, or by any combination thereof.

FORM OF BONDS OF           SECTION 4. The bonds of 1990 Series D and the form of Trustee's Certificate to be endorsed on
1990 SERIES D.           such bonds shall be substantially in the following forms, respectively.

                           [FORM OF FACE OF BOND]
                         THE DETROIT EDISON COMPANY
                         GENERAL AND REFUNDING MORTGAGE BOND
                         1990 Series D, 7.904% due March 31, 2020
                         $  ________                                                                      No.  ________

                           THE DETROIT EDISON COMPANY (hereinafter called the "Company"), a corporation of the State of
                         Michigan, for value received, hereby promises to pay to                           or registered
                         assigns, at its office or agency in the Borough of Manhattan, The City and State of New York,
                         the principal sum of              in lawful money of the United States of America on the
                         thirty-first day of March, 2020, and to pay interest thereon at the rate specified in the title
                         hereof, at such office or agency, in like lawful money, from              , and after the first
                         interest payment on bonds of this Series from the most recent date to which such interest has been paid, semi-annually on the thirty-first day of March and the thirtieth day in September each year, to the person in whose name this bond is registered at the close of business on the preceding fifteenth day of March or September (subject to certain exceptions provided in the
                         Indenture hereinafter mentioned), until the Company's obligation with respect to payment of said principal shall have been discharged as provided in such Indenture.

                           Reference is hereby made to the further provisions of this bond set forth on the reverse hereof and such further provisions shall for all purposes have the same effect as though set forth at this place.

                           This bond shall not be valid or become obligatory for any purpose until Bankers Trust Company, the Trustee under the aforesaid Indenture, or its successor thereunder, shall have signed the form of certificate endorsed hereon.

                           IN WITNESS WHEREOF, THE DETROIT EDISON COMPANY has caused this instrument to be executed on its behalf by its Chairman of the Board and its President or a Vice President, with their manual or facsimile signatures, and its corporate seal, or a facsimile thereof, to be impressed or imprinted hereon and the same to be attested by its Secretary or an Assistant Secretary with his manual or facsimile signature.

                         Dated:                                     THE DETROIT EDISON COMPANY
                                                                    By
                                                                        Chairman of the Board
                         Attest:                                        President
                         Secretary

                           [FORM OF REVERSE OF BOND]

                           This bond is one of an authorized issue of bonds of the
                         Company, unlimited as to amount except as provided in the
                         Indenture hereinafter mentioned or any indentures
                         supplemental thereto, and is one of a series of said bonds known as General and Refunding Mortgage Bonds, 1990 Series
                         D, (elsewhere herein referred to as the "bonds of 1990
                         Series D"), limited to [the aggregate principal amount of
                         the 1990 Series A Bond being converted], except as otherwise provided in the Indenture hereinafter mentioned. This bond and all other bonds of said series are issued and to be
                         issued under, and are all equally and ratably secured
                         (except insofar as any sinking, amortization, improvement or analogous fund, established in accordance with the
                         provisions of the Indenture hereinafter mentioned, may
                         afford additional security for the bonds of any particular series and except as provided in Section 3 of Article VI of said Indenture) by an Indenture, dated as of October 1,
                         1924, duly executed by the Company to Bankers Trust Company, a corporation of the State of New York, as Trustee, to which
                         Indenture and all indentures supplemental thereto (including the Supplemental Indenture dated as of February 15, 1990)
                         reference is hereby made for a description of the properties and franchises mortgaged and conveyed, the nature and extent of the security, the terms and conditions upon which the
                         bonds are issued and under which additional bonds may be
                         issued, and the rights of the holders of the bonds and of
                         the Trustee in respect of such security (which Indenture and all indentures supplemental thereto, including the
                         Supplemental Indenture dated as of February 15, 1990, are
                         hereinafter collectively called the "Indenture"). As
                         provided in the Indenture, said bonds may be for various
                         principal sums and are issuable in series, which may mature at different times, may bear interest at different rates and may otherwise vary as in said Indenture provided. With the consent of the Company and to the extent permitted by and as provided in the Indenture, the rights and obligations of the
                         Company and of the holders of the bonds and the terms and
                         provisions of the Indenture, or of any indenture
                         supplemental thereto, may be modified or altered in certain respects by affirmative vote of at least eighty-five percent
                         (85%) in principal amount of the bonds then outstanding,
                         and, if the rights of one or more, but less than all, series of bonds then outstanding are to be affected by the action proposed to be taken, then also by affirmative vote of at
                         least eighty-five percent (85%) in principal amount of the series of bonds so to be affected (excluding in every
                         instance bonds disqualified from voting by reason of the
                         Company's interest therein as specified in the Indenture);
                         provided, however, that, without the consent of the holder hereof, no such modification or alteration shall, among
                         other things, affect the terms of payment of the principal of, or the interest on, this bond, which in those respects is unconditional.

                           The holders of the bonds of 1990 Series D, by their
                         acceptance of and holding thereof, consent and agree that
                         bonds of any series may be issued which mature on a date or dates later than October 1, 2024 and also consent to the
                         deletion from the first paragraph of Section 5 of Article II of the Indenture of the phrase "but in no event later than
                         October 1, 2024,". Such holders further agree that (a) such consent shall, for all purposes of Article XV of the
                         Indenture and without further action on the part of such
                         holders, be deemed the affirmative vote of such holders at any meeting called pursuant to said Article XV for the
                         purpose of approving such deletion, and (b) such deletion
                         shall become effective at such time as not less than
                         eighty-five percent (85%) in principal amount of bonds
                         outstanding under the Indenture shall have consented thereto substantially in the manner set forth in Section 3 of Part I of the Supplemental Indenture dated as of February 15, 1990, or in writing, or by affirmative vote cast at a meeting
                         called pursuant to said Article XV, or by any combination
                         thereof.

                                        20

                           This bond is redeemable on giving notice of such
                         redemption by first class mail, postage prepaid, by or on
                         behalf of the Company at least thirty (30) but not more than ninety (90) days prior to the date fixed for redemption to the registered holder of this bond at his last address
                         appearing on the register thereof, in the manner and upon
                         the terms provided in the Indenture, (i) on March 31 in each
                         year, commencing [March 31,      ], through the operation of
                         the sinking fund for bonds of 1990 Series D at 100% of the principal amount hereof, (ii) at the election of the Company on any date prior to maturity, commencing March 31 of the
                         eleventh (11th) calendar year subsequent to initial
                         issuance, as a whole, or in part, from time to time, at par plus in each case accrued interest to the date fixed for
                         redemption if such redemption does not utilize, directly or indirectly, the proceeds of and is not in anticipation of
                         any refunding operation involving borrowing at an interest cost to the Company, computed in accordance with generally accepted financial practice, of less than 7.904% per annum, and (iii) at the election of the Company on any date prior to maturity, commencing March 31 of the eleventh (11th)
                         calendar year subsequent to initial issuance, as a whole or in part, from time to time, at the following redemption
                         prices (expressed as percentages of the principal amount
                         hereof) plus in each case (whether through operation of the sinking fund or otherwise) accrued interest to the date
                         fixed for redemption:

                                         IF REDEEMED
                                       DURING 12 MONTH
                                        PERIOD ENDING                                        REDEMPTION
                                          MARCH 31,                                             PRICE
                                       ---------------                                       ----------
                                         Year 11...........................................   102.50%
                                         Year 12...........................................    102.00
                                         Year 13...........................................    101.50
                                         Year 14...........................................    101.00
                                         Year 15...........................................    100.50
                                         Thereafter........................................    100.00

                           The Company will deposit with the Trustee as and for a
                         sinking fund for the bonds of Series D prior to each March
                         31, commencing [             ], an amount sufficient to
                         redeem $6,280,000 principal amount of bonds of 1990 Series
                         D, less the amount of any credit against any such payment
                         taken by the Company for bonds of 1990 Series D delivered to the Trustee or redeemed by the Company otherwise than
                         through the sinking fund.

                           Under the Indenture, funds may be deposited with the
                         Trustee (which shall have become available for payment), in advance of the redemption date of any of the bonds of 1990
                         Series D (or portions thereof), in trust for the redemption of such bonds (or portions thereof) and the interest due or to become due thereon, and thereupon all obligations of the
                         Company in respect of such bonds (or portions thereof) so to be redeemed and such interest shall cease and be discharged, and the holders thereof shall thereafter be restricted
                         exclusively to such funds for any and all claims of
                         whatsoever nature on their part under the Indenture or with respect to such bonds and interest.

                           In case an event of default, as defined in the Indenture,
                         shall occur, the principal of all the bonds issued
                         thereunder may become or be declared due and payable, in the manner, with the effect and subject to the conditions
                         provided in said Indenture.

                                        21

                           This bond is transferable by the registered holder hereof, in person or by his attorney duly authorized in writing, on the books of the Company kept at its office or agency in the
                         Borough of Manhattan, The City and State of New York, upon surrender and cancellation of this bond, and thereupon, a
                         new registered bond or bonds of the same series of
                         authorized denominations for a like aggregate principal
                         amount will be issued to the transferee or transferees in
                         exchange herefor, and this bond with others in like form may in like manner be exchanged for one or more new registered bonds of the same series of other authorized denominations, but of the same aggregate principal amount, all as provided and upon the terms and conditions set forth in the
                         Indenture, and upon payment, in any event, of the charges
                         prescribed in the Indenture.

                           No recourse shall be had for the payment of the principal
                         of or the interest on this bond, or for any claim based
                         hereon or otherwise in respect hereof or of the Indenture, or of any indenture supplemental thereto, against any
                         incorporator, or against any past, present or future
                         stockholder, director or officer, as such, of the Company, or of any predecessor or successor corporation, either
                         directly or through the Company or any such predecessor or successor corporation, whether for amounts unpaid on stock subscriptions or by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or
                         penalty or otherwise howsoever; all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released by every
                         holder or owner hereof, as more fully provided in the
                         Indenture.

                           [FORM OF TRUSTEE'S CERTIFICATE]

FORM OF                    This bond is one of the bonds, of the series designated
TRUSTEE'S                therein, described in the within-mentioned Indenture.
CERTIFICATE.

                                              BANKERS TRUST COMPANY,

                                                              as Trustee

                                              By
                                                Authorized Officer

                                            PART III.
                              CREATION OF TWO HUNDRED EIGHTY-THIRD
                                        SERIES OF BONDS.
                              GENERAL AND REFUNDING MORTGAGE BOND,
                                          1990 SERIES B


TERMS OF BOND              SECTION 1. The Company hereby creates the Two hundred
OF 1990 SERIES B.        eighty-third series of bonds to be issued under and secured by the Original Indenture as amended to date and as further amended by this Supplemental Indenture, to be designated,
                         and to be distinguished from the bonds of all other series, by the title "General and Refunding Mortgage Bond, 1990
                         Series B (elsewhere herein referred to as the "1990 Series B
                         Bond"). The aggregate principal amount of the 1990 Series B
                         Bond shall be limited to Two hundred fifty-six million nine hundred thirty-two thousand dollars ($256,932,000), except as provided in Section 13 of Article II of the Original
                         Indenture with respect to exchanges and replacement of
                         bonds. The 1990 Series B Bond shall be a multiple of $1,000.

                           The 1990 Series B Bond shall be issued as one registered
                         bond without coupons in the amount of $256,932,000, which
                         shall bear interest, payable semi-annually on March 31 and
                         September 30 of each year (commencing March 31, 1990) at the rate of 7.904%, and principal payments shall be made thereon annually, payable on March 31 of each year (commencing March
                         31, 1990) as set forth below, until the final payments of
                         interest and principal shall be made:

                             PRINCIPAL                                  PRINCIPAL        PRINCIPAL AMOUNT
                              PAYMENT                                    PAYMENT            REMAINING
                               DATE                                        DUE             OUTSTANDING
                             ---------                                  ---------        ----------------
                         March 31, 1990.............................    $9,516,000         $247,416,000
                         March 31, 1991.............................     9,516,000          237,900,000
                         March 31, 1992.............................     9,516,000          228,384,000
                         March 31, 1993.............................     9,516,000          218,868,000
                         March 31, 1994.............................     9,516,000          209,352,000
                         March 31, 1995.............................     9,516,000          199,836,000
                         March 31, 1996.............................     9,516,000          190,320,000
                         March 31, 1997.............................     9,516,000          180,804,000
                         March 31, 1998.............................     9,516,000          171,288,000
                         March 31, 1999.............................     9,516,000          161,772,000
                         March 31, 2000.............................     9,516,000          152,256,000
                         March 31, 2001.............................     9,516,000          142,740,000
                         March 31, 2002.............................     9,516,000          133,224,000
                         March 31, 2003.............................     9,516,000          123,708,000
                         March 31, 2004.............................     9,516,000          114,192,000
                         March 31, 2005.............................     9,516,000          104,676,000
                         March 31, 2006.............................     9,516,000           95,160,000
                         March 31, 2007.............................     9,516,000           85,644,000
                         March 31, 2008.............................     9,516,000           76,128,000
                         March 31, 2009.............................     9,516,000           66,612,000
                         March 31, 2010.............................     9,516,000           57,096,000
                         March 31, 2011.............................     9,516,000           47,580,000
                         March 31, 2012.............................     9,516,000           38,064,000
                         March 31, 2013.............................     9,516,000           28,548,000
                         March 31, 2014.............................     9,516,000           19,032,000
                         March 31, 2015.............................     9,516,000            9,516,000
                         March 31, 2016.............................     9,516,000                    0

                           Payments of principal, premium, if any, and interest on
                         the 1990 Series B Bond shall be made by bank wire transfer in immediately available funds in lawful money of the United
                         States of America to the bank account of the registered
                         holder of such bond which such registered holder shall
                         designate in writing to Bankers Trust Company, Trustee, not less than fifteen (15) days prior to the date such payment shall become due and payable.

                           When a semi-annual interest payment date falls on a
                         Saturday, Sunday or a day on which the Federal Reserve Bank of New York or the Trustee is not open for business, all
                         payments shall be payable on the first day thereafter on
                         which the Federal Reserve Bank of New York and the Trustee are open for business.

                           In the event any semi-annual payment is not made when due, the amount payable shall be such payment, plus interest
                         thereon at the interest rate on such bond, based on a
                         360-day year, from the due date to the date of payment.

                           The 1990 Series B Bond shall be dated January 3, 1990 and
                         interest shall be payable from January 3, 1990.

                           The 1990 Series B Bond in definitive form shall be, at the election of the Company, fully engraved or shall be
                         lithographed or printed.

                           The 1990 Series B Bond shall not be subject to or entitled to any sinking fund.

REDEMPTION OF              SECTION 2. The 1990 Series B Bond shall be redeemable
1990 SERIES B BOND.      prior to stated maturity, at the election of the Company on any interest payment date, at redemption prices calculated in accordance with the formula set forth below on giving
                         notice of such redemption by first class mail, postage
                         prepaid, by or on behalf of the Company not more than ninety
                         (90) days nor less than thirty (30) days prior to the date fixed for redemption to the registered holder of the 1990
                         Series B Bond.

                           The optional redemption payment of each bond to be
                         redeemed shall be equal to the present worth, on the date of redemption, of the remaining scheduled semi-annual payments of interest and annual retirement of principal of such bond, calculated as follows. Determine the present value of each scheduled semi-annual payment of interest and annual
                         retirement of principal by dividing each payment by the
                         Present Value Divisor (PVD), where:

                           PVD = (FYYY
                           1.0 + I) (D)

                            I = That annual interest rate (which has been adjusted
                         for semi-annual compounding) for U.S. Treasury securities, with comparable maturities as set forth in the
                                Federal Reserve statistical release, designated H.15
                                (519), or its successor, published at least 4 days
                                but not more than 10 days prior to the optional
                                redemption date. The rate shall be the "This Week"
                                rate for Treasury Constant Maturities. Straight line
                                interpolate to 3 decimal places after rounding the
                                prepayment period to the nearest month (1st-15th
                                round down) to match the remaining term of the bond
                                to be redeemed.

                           D = Present value divisor for the preceding 6 month
                         interest period (D equals 1.0 for the period preceding the first period, which is the period from the redemption
                               date to the first scheduled payment date thereafter).

                                Add the present value for all scheduled annual
                               retirements of principal and semi-annual payments of
                               interest to determine the sum to be paid upon
                               redemption of each bond.

                                        24

                                If the optional redemption payment is greater than
                               the principal outstanding as of the date of optional
                               redemption, the prepayment results in a premium, plus
                               in each case accrued interest to the date fixed for
                               redemption. If the optional redemption payment is less
                               than the principal outstanding as of the date of the
                               optional redemption, the prepayment results in a
                               discount which shall be deducted from the outstanding
                               principal amount which otherwise would have been paid,
                               plus in each case accrued interest to the date fixed
                               for redemption.

                           Any partial redemption shall, as the principal portion of
                         such redemption, be no less than $100,000. No redemption
                         pursuant to this paragraph shall be credited to, or relieve the Company to any extent from its obligation to make the
                         principal payments provided for in Section 1 hereof.

                           On or before the first day of February or August in each
                         year, commencing September 1 1990, the Company will deliver to the Trustee a treasurer's certificate, which shall be
                         irrevocable, specifying the principal amount of bonds to be optionally redeemed and accrued interest on such bonds on
                         the next ensuing March 31 or September 30, or the first
                         business day thereafter, respectively. The Trustee shall,
                         upon the receipt of the treasurer's certificate, cause
                         notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner herein
                         provided for. On or before noon of the business day
                         preceding the day of prepayment, the Company will advise the
                         Trustee of the applicable premium or discount applicable to such prepayment. Such notice having been duly given, the
                         redemption of bonds of 1990 Series B shall be made upon the terms and in the manner and with the effect hereinabove
                         provided for with respect to redemptions. A treasurer's
                         certificate shall not be required if no bonds of a series
                         are to be redeemed under this paragraph.

EXCHANGE.                  SECTION 3. At the option of the holder, upon written
                         request made at least forty-five (45) days prior to an
                         interest payment date and subject to the terms of the
                         Indenture and compliance with applicable securities laws,
                         the 1990 Series B Bond shall be exchangeable, in whole but not in part, for bonds of 1990 Series E (as hereinafter
                         described) in an aggregate principal amount equal to the
                         aggregate amount of unpaid principal which shall remain
                         outstanding on the 1990 Series B Bond as of the date of such exchange. Such exchange shall occur only on an interest
                         payment date for the 1990 Series B Bond at the office of the
                         Trustee in the Borough of Manhattan, The City of New York,
                         The State of New York.

                           The 1990 Series B Bond shall bear a legend stating that
                         such bond has not been registered under the United States
                         Securities Act of 1933, as amended (the "Act") and that as a consequence such bond may not be offered, sold or otherwise transferred, whether or not for consideration, unless
                         registered under such Act or pursuant to an exemption from such registration applicable to such offer, sale or other
                         transfer, and may bear such other legends as may be
                         necessary to comply with any law or with any rules or
                         regulations made pursuant thereto.

CONSENT.                   SECTION 4. The holder of the 1990 Series B Bond, by its
                         acceptance of and holding thereof, consents and agrees that bonds of any series may be issued which mature on a date or dates later than October 1, 2024 and also consents to the
                         deletion from the first paragraph of Section 5 of Article II of the Indenture of the phrase "but in no event later than
                         October 1, 2024." Such holder further agrees that (a) such consent shall, for all purposes of Article XV of the
                         Indenture and without further action on the part of such
                         holder, be deemed the affirmative vote of such holder at any meeting called pursuant to said Article XV for the purpose of approving such deletion, and (b) such deletion shall
                         become effective at such time as not less than eighty-five per cent (85%) in principal amount of bonds outstanding
                         under the Indenture shall have consented thereto substan-
                         tially in the manner set forth in this Section 4, or in
                         writing, or by affirmative vote cast at a meeting called
                         pursuant to said Article XV, or by any combination thereof.

                                        25

FORM OF                    SECTION 5. The 1990 Series B Bond and the form of
1990 SERIES B BOND.      Trustee's Certificate to be endorsed on such bond shall be substantially in the following forms, respectively:

                           [FORM OF FACE OF BOND]
                         THE DETROIT EDISON COMPANY
                         GENERAL AND REFUNDING MORTGAGE BOND
                         1990 Series B, 7.904% due March 31, 2016
                         (Payable in annual installments, commencing March 31, 1990)
                         $256,932,000                                                                             No. ________

                           THE DETROIT EDISON COMPANY (hereinafter called the
                         "Company"), a corporation of the State of Michigan, for
                         value received, hereby promises to pay to UNITED STATES OF
                         AMERICA, at its office or agency in the Borough of
                         Manhattan, the City and State of New York, in lawful money of the United States of America, the principal sum of
                         $256,932,000, together with interest at the rate specified in the title hereof on the amount of said principal sum
                         remaining unpaid from time to time from January 3, 1990, and after the first interest payment hereon from the most recent date to which interest has been paid hereon, until the
                         Company's obligation with respect to payment of said
                         principal shall have been discharged, all as provided, to
                         the extent and in the manner specified in the Indenture
                         hereinafter mentioned on the reverse hereof and in the
                         supplemental indenture pursuant to which this bond has been issued. Interest shall be due and payable in 53 consecutive semi-annual payments on March 31 and September 30 in each
                         year, commencing on March 31, 1990, and principal shall be due and payable in 27 consecutive annual payments on March
                         31, in each year, commencing on March 31, 1990, each as more fully set forth on the reverse hereof.

                           Payments of principal, premium, if any, and interest on
                         this bond are to be made by bank wire transfer in
                         immediately available funds to the holder hereof all as
                         provided, to the extent and in the manner specified in the
                         Indenture hereinafter mentioned on the reverse hereof and in the supplemental indenture pursuant to which this bond has been issued.

                           When any payment date falls on a Saturday, Sunday or a day on which the Federal Reserve Bank of New York or the Trustee is not open for business, all payments shall be payable on the first day thereafter on which the Federal Reserve Bank of New York and the Trustee are open for business.

                           In the event any semi-annual payment is not made when due, the amount payable shall be such payment, plus interest
                         thereon at the interest rate on such bond, based on a
                         360-day year, from the due date to the date of payment.

                           At the written request of the registered holder hereof
                         made at least forty-five (45) days in advance of an interest payment date, this bond shall be exchangeable, in whole but not in part, on any interest payment date in an aggregate
                         principal amount equal to the amount of unpaid principal
                         which shall remain outstanding on this bond as of the date of such exchange (after giving effect to the payment of
                         principal hereon on the date of such exchange), all as
                         provided, to the extent and in the manner specified in the
                         Indenture and the Supplemental Indenture hereinafter
                         mentioned on the reverse hereof.

                           Reference is hereby made to the further provisions of this bond set forth on the reverse hereof and such further
                         provisions shall for all purposes have the same effect as
                         though set forth at this place.

                           This bond shall not be valid or become obligatory for any
                         purpose until Bankers Trust Company, the Trustee under the
                         Indenture hereinafter mentioned on the reverse hereof, or
                         its successor thereunder, shall have signed the form of
                         certificate endorsed hereon.

                                        26

                           IN WITNESS WHEREOF, THE DETROIT EDISON COMPANY has caused
                         this instrument to be executed on its behalf by its Chairman of the Board and its President or a Vice President, with
                         their manual or facsimile signatures, and its corporate
                         seal, or a facsimile thereof, to be impressed or imprinted hereon and the same to be attested by its Secretary or an
                         Assistant Secretary by manual or facsimile signature.

                                                THE DETROIT EDISON COMPANY

                 Dated: January 3, 1990         By
                                                   Chairman of the Board

                                                   President

                 Attest:

                 Secretary

                                          [FORM OF REVERSE OF BOND]

                           This bond is the only bond of an authorized issue of bonds of the Company, unlimited as to amount except as provided in the Indenture hereinafter mentioned or any indentures
                         supplemental thereto, and is one of a series of said bonds known as General and Refunding Mortgage Bonds, 1990 Series B
                         (elsewhere herein referred to as the "1990 Series B Bond"), limited to an aggregate principal amount of $256,932,000,
                         except as otherwise provided in the Indenture hereinafter
                         mentioned. This bond is issued and to be issued under, and is equally and ratably secured (except insofar as any
                         sinking, amortization, improvement or analogous fund,
                         established in accordance with the provisions of the
                         Indenture hereinafter mentioned, may afford additional
                         security for the bonds of any particular series and except as provided in Section 3 of Article VI of said Indenture) by an Indenture, dated as of October 1, 1924, duly executed by the Company to Bankers Trust Company, a corporation of the
                         State of New York, as Trustee, to which Indenture and all
                         indentures supplemental thereto (including the Supplemental
                         Indenture dated as of February 15, 1990) reference is hereby made for a description of the properties and franchises
                         mortgaged and conveyed, the nature and extent of the
                         security, the terms and conditions upon which the bonds are issued and under which additional bonds may be issued, and the rights of the holders of the bonds and of the Trustee in respect of such security (which Indenture and all indentures supplemental thereto, including the Supplemental Indenture dated as of February 15, 1990, are hereinafter collectively called the "Indenture"). As provided in the Indenture, said bonds may be for various principal sums and are issuable in series, which may mature at different times, may bear
                         interest at different rates and may otherwise vary as in
                         said Indenture provided. With the consent of the Company and to the extent permitted by and as provided in the Indenture, the rights and obligations of the Company and of the holders of the bonds and the terms and provisions of the Indenture, or of any indenture supplemental thereto, may be modified or altered in certain respects by affirmative vote of at least eighty-five percent (85%) in principal amount of the bonds then outstanding, and, if the rights of one or more, but
                         less than all, series of bonds then outstanding are to be
                         affected by the action proposed to be taken, then also by
                         affirmative vote of at least eighty-five percent (85%) in
                         principal amount of the series of bonds so to be affected
                         (excluding in every instance bonds disqualified from voting by reason of the Company's interest therein as specified in the Indenture); provided, however, that, without the consent of the holder hereof, no such modification or alteration
                         shall, among other things, affect the terms of payment of
                         the principal of, or the interest on, this bond, which in
                         those respects is unconditional.

                           The holder of the 1990 Series B Bond, by its acceptance of and holding thereof, consents and agrees that bonds of any series may be issued which mature on a date or dates later than October 1, 2024 and also consents to the deletion from the first paragraph of Section 5 of Article II of the
                         Indenture of the phrase "but in no event later than October
                         1, 2024." Such holder further agrees that (a) such consent shall, for all purposes of Article XV of the Indenture and without further action on the part of such holder, be deemed the affirmative vote of such holder at any meeting called
                         pursuant to said Article XV for the purpose of approving
                         such deletion, and (b) such deletion shall become effective at such time as not less than eighty-five percent (85%) in principal amount of bonds outstanding under the Indenture
                         shall have consented thereto substantially in the manner set forth in Section 3 of Part I of the Supplemental Indenture dated as of February 15, 1990, or in writing, or by
                         affirmative vote cast at a meeting called pursuant to said
                         Article XV, or by any combination thereof.

                                        28

                           Principal payments shall be made hereon annually, payable
                         on March 31 of each year (commencing March 31, 1990) as set forth below, until the final payment of principal shall be made:

                             PRINCIPAL                                  PRINCIPAL        PRINCIPAL AMOUNT
                              PAYMENT                                    PAYMENT            REMAINING
                               DATE                                        DUE             OUTSTANDING
                             ---------                                  ---------        ----------------
                         March 31, 1990.............................    $9,516,000         $247,416,000
                         March 31, 1991.............................     9,516,000          237,900,000
                         March 31, 1992.............................     9,516,000          228,384,000
                         March 31, 1993.............................     9,516,000          218,868,000
                         March 31, 1994.............................     9,516,000          209,352,000
                         March 31, 1995.............................     9,516,000          199,836,000
                         March 31, 1996.............................     9,516,000          190,320,000
                         March 31, 1997.............................     9,516,000          180,804,000
                         March 31, 1998.............................     9,516,000          171,288,000
                         March 31, 1999.............................     9,516,000          161,772,000
                         March 31, 2000.............................     9,516,000          152,256,000
                         March 31, 2001.............................     9,516,000          142,740,000
                         March 31, 2002.............................     9,516,000          133,224,000
                         March 31, 2003.............................     9,516,000          123,708,000
                         March 31, 2004.............................     9,516,000          114,192,000
                         March 31, 2005.............................     9,516,000          104,676,000
                         March 31, 2006.............................     9,516,000           95,160,000
                         March 31, 2007.............................     9,516,000           85,644,000
                         March 31, 2008.............................     9,516,000           76,128,000
                         March 31, 2009.............................     9,516,000           66,612,000
                         March 31, 2010.............................     9,516,000           57,096,000
                         March 31, 2011.............................     9,516,000           47,580,000
                         March 31, 2012.............................     9,516,000           38,064,000
                         March 31, 2013.............................     9,516,000           28,548,000
                         March 31, 2014.............................     9,516,000           19,032,000
                         March 31, 2015.............................     9,516,000            9,516,000
                         March 31, 2016.............................     9,516,000                    0

                           This bond shall be redeemable prior to stated maturity, at the election of the Company on any interest payment date, at the redemption prices calculated in accordance with the
                         formula set forth below on giving notice of such redemption by first class mail, postage prepaid, by or on behalf of the
                         Company not more than ninety (90) days nor less than thirty
                         (30) days prior to the date fixed for redemption to the
                         registered holder of the 1990 Series B Bond.

                                        29

                           The optional redemption payment of each bond to be
                         redeemed shall be equal to the present worth, on the date of redemption, of the remaining scheduled semi- annual payments of interest and annual retirement of principal of such bond, calculated as follows. Determine the present value of each scheduled semi-annual payment of interest and annual
                         retirement of principal by dividing each payment by the
                         Present Value Divisor (PVD), where:

                           PVD = (FYYY
                           1.0 + I) (D)

                            I = That annual interest rate (which has been adjusted
                         for semi-annual compounding) for U.S. Treasury securities, with comparable maturities as set forth in the
                                Federal Reserve statistical release, designated H.15
                                (519), or its successor, published at least 4 days
                                but not more than 10 days prior to the optional
                                redemption date. The rate shall be the "This Week"
                                rate for Treasury Constant Maturities. Straight line
                                interpolate to 3 decimal places after rounding the
                                prepayment period to the nearest month (1st-15th
                                round down) to match the remaining term of the bond
                                to be redeemed.

                           D = Present value divisor for the preceding 6 month
                         interest period (D equals 1.0 for the period preceding the first period, which is the period from the redemption
                               date to the first scheduled payment date thereafter).

                                Add the present value for all scheduled annual
                               retirements of principal and semi-annual payments of
                               interest to determine the sum to be paid upon
                               redemption of each bond.

                                If the optional redemption payment is greater than
                               the principal outstanding as of the date of optional
                               redemption, the prepayment results in a premium, plus
                               in each case accrued interest to the date fixed for
                               redemption. If the optional redemption payment is less
                               than the principal outstanding as of the date of the
                               optional redemption, the prepayment results in a
                               discount which shall be deducted from the outstanding
                               principal amount which otherwise would have been paid,
                               plus in each case accrued interest to the date fixed
                               for redemption.

                         No redemption pursuant to this paragraph shall be credited to, or relieve the Company to any extent from its obligation to make the principal payment provided for above.

                           In case an event of default, as defined in the Indenture,
                         shall occur, the principal of all the bonds issued
                         thereunder may become or be declared due and payable, in the manner, with the effect and subject to the conditions
                         provided in said Indenture.

                           No recourse shall be had for the payment of the principal
                         of, or the interest on, this bond, or for any claim based
                         hereon or otherwise in respect hereof or of the Indenture, or of any indenture supplemental thereto, against any
                         incorporator, or against any past, present or future
                         stockholder, director or officer, as such, of the Company, or of any predecessor or successor corporation, either
                         directly or through the Company or any such predecessor or successor corporation, whether for amounts unpaid on stock subscriptions or by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or
                         penalty or otherwise howsoever, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released by every
                         holder or owner hereof, as more fully provided in the
                         Indenture.

                                        30

                                       [FORM OF TRUSTEE'S CERTIFICATE]

FORM OF                    This bond is the only bond of the series designated
TRUSTEE'S                therein, described in the within- mentioned Indenture.
CERTIFICATE.


                                          BANKERS TRUST COMPANY,
                                                         as Trustee

                                          By
                                           Authorized Officer

                           PART IV.
                         CREATION OF TWO HUNDRED EIGHTY-FOURTH
                         SERIES OF BONDS.
                         GENERAL AND REFUNDING MORTGAGE BONDS,
                         1990 SERIES E

TERMS OF BONDS             SECTION 1. The Company hereby creates the Two hundred
OF 1990 SERIES E.        eighty-fourth series of bonds to be issued under and secured by the Original Indenture as amended to date and as further amended by this Supplemental Indenture, to be designated,
                         and to be distinguished from the bonds of all other series, by the title "General and Refunding Mortgage Bonds, 1990
                         Series E" (elsewhere herein referred to as the "bonds of
                         1990 Series E"). The aggregate principal amount of bonds of
                         1990 Series E shall be limited to the principal amount of
                         1990 Series B Bond being exchanged, except as provided in
                         Sections 7 and 13 of Article II of the Original Indenture
                         with respect to exchanges and replacements of bonds.

                           The bonds of 1990 Series E shall mature on March 31, 2016
                         and shall be issued in exchange for, and in an aggregate
                         principal amount equal to the principal amount remaining
                         outstanding on, the 1990 Series B Bond as of the date of
                         such exchange. The Bonds of Series E shall be issued as
                         registered bonds without coupons in denominations of $10,000 and any multiple thereof, and shall bear interest, payable semi-annually on March 31 and September 30 of each year
                         (commencing on the first March 31 or September 30 following the date of such exchange), at the rate of seven and
                         904/1000 per centum (7.904%) per annum until the principal shall have become due and payable, and thereafter until the
                         Company's obligation with respect to the payment of said
                         principal shall have been discharged as provided in the
                         Indenture. Except as otherwise specifically provided in this
                         Supplemental Indenture, the principal of and interest on the bonds of 1990 Series E shall be payable at the office or
                         agency of the Company in the Borough of Manhattan, The City of New York, The State of New York in any coin or currency of the United States of America which at the time of payment is legal tender for public and private debts. The interest on bonds of 1990 Series E, whether in temporary or
                         definitive form, shall be payable without presentation of
                         such bonds and (subject to the provisions of this Section 1)
                         only to or upon the written order of the registered holders thereof.

                           Each bond of 1990 Series E shall be dated the date of its
                         authentication and interest shall be payable on the
                         principal represented thereby from the March 31 or September
                         30 next preceding the date thereof to which interest has
                         been paid on bonds of 1990 Series E, unless the bond is
                         authenticated on a date to which interest has been paid, in which case interest shall be payable from the date of
                         authentication.

                           The bonds of 1990 Series E in definitive form shall be, at the election of the Company, fully engraved or shall be
                         lithographed or printed in authorized denominations as
                         aforesaid and numbered 1 and upwards (with such further
                         designation as may be appropriate and desirable to indicate by such designation the form, series and denomination of
                         bonds of 1990 Series E). Until bonds of 1990 Series E in
                         definitive form are ready for delivery, the Company may
                         execute, and upon its request in writing the Trustee shall authenticate and deliver in lieu thereof, bonds of 1990
                         Series E in temporary form, as provided in Section 10 of
                         Article II of the Indenture. Temporary bonds of 1990 Series
                         E, if any, may be printed and may be issued in authorized
                         denominations in substantially the form of definitive bonds of 1990 Series E, but without a recital of redemption prices and with such omissions, insertions and variations as may be appropriate for temporary bonds, all as may be determined by the Company.

                           Interest on any bond of 1990 Series E which is payable on
                         any interest payment date and is punctually paid or duly
                         provided for shall be paid to the person in whose name that bond, or any previous bond to the extent evidencing the same debt as that evidenced by that bond, is registered at the
                         close of business on the regular record date for such
                         interest, which regular record date shall be the fifteenth day of March or September as the case may be (whether or not a business day) next preceding such interest payment date.
                         If the Company shall default in the payment of the interest due on any interest payment date on the principal
                         represented by any bond of 1990 Series E, such defaulted
                         interest shall forthwith cease to be payable to the
                         registered holder of that bond on the relevant regular
                         record date by virtue of his having been such holder, and
                         such defaulted interest may be paid to the registered holder of that bond (or any bond or bonds of 1990 Series E issued upon transfer or exchange thereof) on the date of payment of such defaulted interest or, at the election of the Company, to the person in whose name that bond (or any bond or bonds of 1990 Series E issued upon transfer or exchange thereof)
                         is registered on a subsequent record date established by
                         notice given by mail by or on behalf of the Company to the holders of bonds of 1990 Series E not less than ten (10)
                         days preceding such subsequent record date, which subsequent record date shall be at least five (5) days prior to the
                         payment date of such defaulted interest.

REDEMPTION OF BONDS OF     SECTION 2. The bonds of 1990 Series E shall be redeemable
1990                       (i) on March 31 in each year, commencing March 31 in the
SERIES E.                first calendar year subsequent to initial issuance, through the operation of the sinking fund hereinafter described at
                         100% of the principal amount thereof, (ii) at the election of the Company on any date prior to maturity, commencing
                         March 31 of the eleventh (11th) calendar year subsequent to initial issuance, as a whole, or in part, from time to time, at par plus in each case accrued interest to the date fixed for redemption if such redemption does not utilize, directly or indirectly, the proceeds of and is not in anticipation of any refunding operation involving borrowing at an interest cost to the Company, computed in accordance with generally accepted financial practice, of less than 7.904% per annum, and (iii) at the election of the Company on any date prior to maturity, commencing March 31 of the eleventh (11th)
                         calendar year subsequent to initial issuance, as a whole, or in part, from time to time, at the following redemption
                         prices (expressed as percentages of the principal amount
                         thereof) plus in each case (whether through operation of the sinking fund or otherwise) accrued interest to the date
                         fixed for redemption:

                                         IF REDEEMED
                                       DURING 12 MONTH
                                        PERIOD ENDING                                        REDEMPTION
                                          MARCH 31,                                             PRICE
                                       ---------------                                       ----------
                                         Year 11...........................................   102.50%
                                         Year 12...........................................    102.00
                                         Year 13...........................................    101.50
                                         Year 14...........................................    101.00
                                         Year 15...........................................    100.50
                                         Thereafter........................................    100.00


                           The bonds of 1990 Series E shall be redeemable as
                         aforesaid as provided herein and as specified in Article IV of the Indenture upon giving notice of such redemption by
                         first class mail, postage prepaid, by or on behalf of the
                         Company at least thirty (30) days prior to the date fixed
                         for redemption to the registered holders of bonds of 1990
                         Series E so called for redemption at their last respective addresses appearing on the register thereof, but failure to mail such notice to the registered holders of any bonds of
                         1990 Series E designated for redemption shall not affect the validity of any such redemption of any other bonds of such series. Interest shall cease to accrue on any bonds of 1990
                         Series E (or any portion thereof) so called for redemption from and after the date fixed for redemption if payment
                         sufficient to redeem the bonds of 1990 Series E (or such
                         portion) designated for redemption has been duly provided
                         for. Bonds of 1990 Series E redeemed in part only shall be in amounts of $10,000 or any multiple thereof.

                           If the giving of the notice of redemption shall have been
                         completed, or if provision satisfactory to the Trustee for the giving of such notice shall have been made, and if the
                         Company shall have deposited with the Trustee in trust funds
                         (which shall become available for payment to the holders of the bonds of 1990 Series E so to be redeemed) sufficient to redeem bonds of 1990 Series E in whole or in part, on the
                         date fixed for redemption, then all obligations of the
                         Company in respect of such bonds (or portions thereof) so to be redeemed and interest due or to become due thereon shall cease and be discharged and the holders of such bonds of
                         1990 Series E (or portions thereof) shall thereafter be
                         restricted exclusively to such funds for any and all claims of whatsoever nature on their part under the Indenture or in respect of such bonds (or portions thereof) and interest.

                           As and for the sinking fund for the retirement of the
                         bonds of 1990 Series E the Company will, until all the bonds of 1990 Series E are paid or payment thereof provided for, deposit with the Trustee prior to March 31 in each year,
                         commencing March 31 of the first calendar year subsequent to initial issuance, an amount in cash sufficient to redeem on such March 31 $9,520,000 principal amount of bonds of 1990
                         Series E.

                           On or before February 1 in each year, commencing February
                         1 of the first calendar year subsequent to initial issuance the Company (i) may deliver bonds of 1990 Series E (other
                         than any previously called for redemption for the sinking
                         fund) and (ii) may apply as a credit bonds for 1990 Series E redeemed at the election of the Company otherwise than
                         through the sinking fund, in each case in satisfaction of
                         all or any part of the amount of any sinking fund payment.
                         Each such bond of 1990 Series E shall be received or
                         credited for such purpose by the Trustee at the principal
                         amount thereof and the amount of such sinking fund payment shall be reduced accordingly.

                           On February 1 in each year, commencing February 1 of the
                         first calendar year subsequent to initial issuance, the
                         Company will deliver to the Trustee a treasurer's
                         certificate, which shall be irrevocable, specifying the
                         amount of the next ensuing sinking fund payment and the
                         portions thereof which are to be satisfied by payment of
                         cash, by delivery of bonds of 1990 Series E or by crediting bonds of 1990 Series E previously redeemed. The treasurer's certificate shall also state that bonds of 1990 Series E
                         forming the basis of any such credit do not include any
                         bonds of 1990 Series E which have been called for redemption for the sinking fund or previously credited against any
                         sinking fund payment. The Trustee shall, upon the receipt of the treasurer's certificate, select the bonds of 1990 Series
                         E to be redeemed upon the next ensuing March 31 in the
                         manner hereinabove provided for and cause notice of the
                         redemption thereof to be given in the name of and at the
                         expense of the Company in the manner hereinabove provided
                         for. Such notice having been duly given, the redemption of such bonds of 1990 Series E shall be made upon the terms and in the manner and with the effect hereinabove provided for with respect to redemptions.

EXCHANGE AND             At the option of the registered holder, any bonds of 1990 Series E, upon surrender
TRANSFER.                thereof for cancellation at the office or agency of the Company in the Borough of
                         Manhattan, The City of New York, The State of New York, together with a written instrument of transfer (if so required by the Company or by the Trustee) in form approved by the Company duly executed by the holder or by its duly authorized attorney, shall be exchangeable for a like aggregate principal amount of bonds of 1990
                         Series E of other authorized denominations, upon the terms and conditions specified herein and in Section 7 of Article II of the Indenture. Bonds of 1990 Series E shall be transferable at the office or agency of the Company in the Borough of Manhattan, The
                         City of New York, The State of New York. The Company waives its rights under
                         Section 7 of Article II of the Indenture not to make exchanges or transfers of bonds of
                         1990 Series E during any period of ten (10) days next preceding any interest payment date for such bonds.
                           Bonds of 1990 Series E, in definitive and temporary form, may bear such legends as may be necessary to comply with any law or with any rules or regulations made pursuant thereto or with the rules or regulations of any stock exchange or to conform to usage with respect thereto.

CONSENT.                   SECTION 3. The holders of the bonds of 1990 Series E, by their acceptance of and holding thereof, consent and agree that bonds of any series may be issued which mature on a date or dates later than October 1, 2024 and also consent to the deletion from the first paragraph of Section 5 of Article II of the Indenture of the phrase "but in no event later than October 1, 2024". Such holders further agree that (a) such consent shall, for all purposes of Article XV of the Indenture and without further action on the part of such holders, be deemed the affirmative vote of such holders at any meeting called pursuant to said Article XV for the purpose of approving such deletion, and (b)
                         such deletion shall become effective at such time as not less than eighty-five percent
                         (85%) in principal amount of bonds outstanding under the Indenture shall have consented thereto substantially in the manner set forth in this Section 3, or in writing, or by affirmative vote cast at a meeting called pursuant to said Article XV, or by any combination thereof.

FORM OF BONDS OF           SECTION 4. The bonds of 1990 Series E and the form of Trustee's Certificate to be endorsed on
1990 SERIES E.           such bonds shall be substantially in the following forms, respectively.

                           [FORM OF FACE OF BOND]
                         THE DETROIT EDISON COMPANY
                         GENERAL AND REFUNDING MORTGAGE BOND
                         1990 Series E, 7.904% due March 31, 2016
                         $  ________                                                                       No.  ________

                           THE DETROIT EDISON COMPANY (hereinafter called the "Company"), a corporation of the State of
                         Michigan, for value received, hereby promises to pay to                           or registered
                         assigns, at its office or agency in the Borough of Manhattan, The City and State of New York,
                         the principal sum of              in lawful money of the United States of America on the
                         thirty-first day of March, 2016, and to pay interest thereon at the rate specified in the title
                         hereof, at such office or agency, in like lawful money, from              , and after the first
                         interest payment on bonds of this Series from the most recent date to which such interest has been paid, semi-annually on the thirty-first day of March and the thirtieth day in September each year, to the person in whose name this bond is registered at the close of business on the preceding fifteenth day of March or September (subject to certain exceptions provided in the
                         Indenture hereinafter mentioned), until the Company's obligation with respect to payment of said principal shall have been discharged as provided in such Indenture.

                           Reference is hereby made to the further provisions of this bond set forth on the reverse hereof and such further provisions shall for all purposes have the same effect as though set forth at this place.

                           This bond shall not be valid or become obligatory for any purpose until Bankers Trust Company, the Trustee under the aforesaid Indenture, or its successor thereunder, shall have signed the form of certificate endorsed hereon.

                           IN WITNESS WHEREOF, THE DETROIT EDISON COMPANY has caused this instrument to be executed on its behalf by its Chairman of the Board and its President or a Vice President, with their manual or facsimile signatures, and its corporate seal, or a facsimile thereof, to be impressed or imprinted hereon and the same to be attested by its Secretary or an Assistant Secretary with his manual or facsimile signature.

                         Dated:                                     THE DETROIT EDISON COMPANY
                                                                    By
                                                                        Chairman of the Board
                         Attest:                                        President
                         Secretary

                           [FORM OF REVERSE OF BOND]

                           This bond is one of an authorized issue of bonds of the
                         Company, unlimited as to amount except as provided in the
                         Indenture hereinafter mentioned or any indentures
                         supplemental thereto, and is one of a series of said bonds known as General and Refunding Mortgage Bonds, 1990 Series
                         E, (elsewhere herein referred to as the "bonds of 1990
                         Series E"), limited to the aggregate principal amount of
                         [the 1990 Series B Bonds being converted], except as
                         otherwise provided in the Indenture hereinafter mentioned.
                         This bond and all other bonds of said series are issued and to be issued under, and are all equally and ratably secured
                         (except insofar as any sinking, amortization, improvement or analogous fund, established in accordance with the
                         provisions of the Indenture hereinafter mentioned, may
                         afford additional security for the bonds of any particular series and except as provided in Section 3 of Article VI of said Indenture) by an Indenture, dated as of October 1,
                         1924, duly executed by the Company to Bankers Trust Company, a corporation of the State of New York, as Trustee, to which
                         Indenture and all indentures supplemental thereto (including the Supplemental Indenture dated as of February 15, 1990)
                         reference is hereby made for a description of the properties and franchises mortgaged and conveyed, the nature and extent of the security, the terms and conditions upon which the
                         bonds are issued and under which additional bonds may be
                         issued, and the rights of the holders of the bonds and of
                         the Trustee in respect of such security (which Indenture and all indentures supplemental thereto, including the
                         Supplemental Indenture dated as of February 15, 1990, are
                         hereinafter collectively called the "Indenture"). As
                         provided in the Indenture, said bonds may be for various
                         principal sums and are issuable in series, which may mature at different times, may bear interest at different rates and may otherwise vary as in said Indenture provided. With the consent of the Company and to the extent permitted by and as provided in the Indenture, the rights and obligations of the
                         Company and of the holders of the bonds and the terms and
                         provisions of the Indenture, or of any indenture
                         supplemental thereto, may be modified or altered in certain respects by affirmative vote of at least eighty-five percent
                         (85%) in principal amount of the bonds then outstanding,
                         and, if the rights of one or more, but less than all, series of bonds then outstanding are to be affected by the action proposed to be taken, then also by affirmative vote of at
                         least eighty-five percent (85%) in principal amount of the series of bonds so to be affected (excluding in every
                         instance bonds disqualified from voting by reason of the
                         Company's interest therein as specified in the Indenture);
                         provided, however, that, without the consent of the holder hereof, no such modification or alteration shall, among
                         other things, affect the terms of payment of the principal of, or the interest on, this bond, which in those respects is unconditional.

                           The holders of the bonds of 1990 Series E, by their
                         acceptance of and holding thereof, consent and agree that
                         bonds of any series may be issued which mature on a date or dates later than October 1, 2024 and also consent to the
                         deletion from the first paragraph of Section 5 of Article II of the Indenture of the phrase "but in no event later than
                         October 1, 2024,". Such holders further agree that (a) such consent shall, for all purposes of Article XV of the
                         Indenture and without further action on the part of such
                         holders, be deemed the affirmative vote of such holders at any meeting called pursuant to said Article XV for the
                         purpose of approving such deletion, and (b) such deletion
                         shall become effective at such time as not less than
                         eighty-five percent (85%) in principal amount of bonds
                         outstanding under the Indenture shall have consented thereto substantially in the manner set forth in Section 3 of Part I of the Supplemental Indenture dated as of February 15, 1990, or in writing, or by affirmative vote cast at a meeting
                         called pursuant to said Article XV, or by any combination
                         thereof.

                                        37

                           This bond is redeemable on giving notice of such
                         redemption by first class mail, postage prepaid, by or on
                         behalf of the Company at least thirty (30) but not more than ninety (90) days prior to the date fixed for redemption to the registered holder of this bond at his last address
                         appearing on the register thereof, in the manner and upon
                         the terms provided in the Indenture, (i) on March 31 in each
                         year, commencing [March 31,      ], through the operation of
                         the sinking fund for bonds of 1990 Series E at 100% of the principal amount hereof, (ii) at the election of the Company on any date prior to maturity, commencing March 31 of the
                         eleventh (11th) calendar year subsequent to initial
                         issuance, as a whole, or in part, from time to time, at par plus in each case accrued interest to the date fixed for
                         redemption if such redemption does not utilize, directly or indirectly, the proceeds of and is not in anticipation of
                         any refunding operation involving borrowing at an interest cost to the Company, computed in accordance with generally accepted financial practice, of less than 7.904% per annum, and (iii) at the election of the Company on any date prior to maturity, commencing March 31 of the eleventh (11th)
                         calendar year subsequent to initial issuance, as a whole or in part, from time to time, at the following redemption
                         prices (expressed as percentages of the principal amount
                         hereof) plus in each case (whether through operation of the sinking fund or otherwise) accrued interest to the date
                         fixed for redemption:

                                         IF REDEEMED
                                       DURING 12 MONTH
                                        PERIOD ENDING                                        REDEMPTION
                                          MARCH 31,                                             PRICE
                                       ---------------                                       ----------
                                         Year 11...........................................   102.50%
                                         Year 12...........................................    102.00
                                         Year 13...........................................    101.50
                                         Year 14...........................................    101.00
                                         Year 15...........................................    100.50
                                         Thereafter........................................    100.00

                           The Company will deposit with the Trustee as and for a
                         sinking fund for the bonds of Series E prior to each March
                         31, commencing [             ], an amount sufficient to
                         redeem $9,520,000 principal amount of bonds of 1990 Series
                         E, less the amount of any credit against any such payment
                         taken by the Company for bonds of 1990 Series E delivered to the Trustee or redeemed by the Company otherwise than
                         through the sinking fund.

                           Under the Indenture, funds may be deposited with the
                         Trustee (which shall have become available for payment), in advance of the redemption date of any of the bonds of 1990
                         Series E (or portions thereof), in trust for the redemption of such bonds (or portions thereof) and the interest due or to become due thereon, and thereupon all obligations of the
                         Company in respect of such bonds (or portions thereof) so to be redeemed and such interest shall cease and be discharged, and the holders thereof shall thereafter be restricted
                         exclusively to such funds for any and all claims of
                         whatsoever nature on their part under the Indenture or with respect to such bonds and interest.

                           In case an event of default, as defined in the Indenture,
                         shall occur, the principal of all the bonds issued
                         thereunder may become or be declared due and payable, in the manner, with the effect and subject to the conditions
                         provided in said Indenture.

                                        38

                           This bond is transferable by the registered holder hereof, in person or by his attorney duly authorized in writing, on the books of the Company kept at its office or agency in the
                         Borough of Manhattan, The City and State of New York, upon surrender and cancellation of this bond, and thereupon, a
                         new registered bond or bonds of the same series of
                         authorized denominations for a like aggregate principal
                         amount will be issued to the transferee or transferees in
                         exchange herefor, and this bond with others in like form may in like manner be exchanged for one or more new registered bonds of the same series of other authorized denominations, but of the same aggregate principal amount, all as provided and upon the terms and conditions set forth in the
                         Indenture, and upon payment, in any event, of the charges
                         prescribed in the Indenture.

                           No recourse shall be had for the payment of the principal
                         of or the interest on this bond, or for any claim based
                         hereon or otherwise in respect hereof or of the Indenture, or of any indenture supplemental thereto, against any
                         incorporator, or against any past, present or future
                         stockholder, director or officer, as such, of the Company, or of any predecessor or successor corporation, either
                         directly or through the Company or any such predecessor or successor corporation, whether for amounts unpaid on stock subscriptions or by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or
                         penalty or otherwise howsoever; all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released by every
                         holder or owner hereof, as more fully provided in the
                         Indenture.

                           [FORM OF TRUSTEE'S CERTIFICATE]

FORM OF                    This bond is one of the bonds, of the series designated
TRUSTEE'S                therein, described in the within-mentioned Indenture.
CERTIFICATE.

                                              BANKERS TRUST COMPANY,

                                                              as Trustee

                                              By
                                                Authorized Officer

                                             PART V.
                              CREATION OF TWO HUNDRED EIGHTY-FIFTH
                                        SERIES OF BONDS.
                              GENERAL AND REFUNDING MORTGAGE BOND,
                                          1990 SERIES C


TERMS OF BOND              SECTION 1. The Company hereby creates the Two hundred
OF 1990 SERIES C.        eighty-fifth series of bonds to be issued under and secured by the Original Indenture as amended to date and as further amended by this Supplemental Indenture, to be designated,
                         and to be distinguished from the bonds of all other series, by the title "General and Refunding Mortgage Bond, 1990
                         Series C (elsewhere herein referred to as the "1990 Series C
                         Bond"). The aggregate principal amount of the 1990 Series C
                         Bond shall be limited to Eighty-five million four hundred
                         seventy-five thousand dollars ($85,475,000), except as
                         provided in Section 13 of Article II of the Original
                         Indenture with respect to exchanges and replacement of
                         bonds. The 1990 Series C Bond shall be a multiple of $1,000.

                           The 1990 Series C Bond shall be issued as one registered
                         bond without coupons in the amount of $85,475,000, which
                         shall bear interest, payable semi-annually on March 31 and
                         September 30 of each year (commencing March 31, 1990) at the rate of 8.357%, and principal payments shall be made thereon annually, payable on March 31 of each year (commencing March
                         31, 1990) as set forth below, until the final payments of
                         interest and principal shall be made:

                             PRINCIPAL                                   PRINCIPAL        PRINCIPAL AMOUNT
                              PAYMENT                                     PAYMENT            REMAINING
                               DATE                                         DUE             OUTSTANDING
                             ---------                                   ---------        ----------------
                         March 31, 1990..............................    $3,419,000         $82,056,000
                         March 31, 1991..............................     3,419,000          78,637,000
                         March 31, 1992..............................     3,419,000          75,218,000
                         March 31, 1993..............................     3,419,000          71,799,000
                         March 31, 1994..............................     3,419,000          68,380,000
                         March 31, 1995..............................     3,419,000          64,961,000
                         March 31, 1996..............................     3,419,000          61,542,000
                         March 31, 1997..............................     3,419,000          58,123,000
                         March 31, 1998..............................     3,419,000          54,704,000
                         March 31, 1999..............................     3,419,000          51,285,000
                         March 31, 2000..............................     3,419,000          47,866,000
                         March 31, 2001..............................     3,419,000          44,447,000
                         March 31, 2002..............................     3,419,000          41,028,000
                         March 31, 2003..............................     3,419,000          37,609,000
                         March 31, 2004..............................     3,419,000          34,190,000
                         March 31, 2005..............................     3,419,000          30,771,000
                         March 31, 2006..............................     3,419,000          27,352,000
                         March 31, 2007..............................     3,419,000          23,933,000
                         March 31, 2008..............................     3,419,000          20,514,000
                         March 31, 2009..............................     3,419,000          17,095,000
                         March 31, 2010..............................     3,419,000          13,676,000
                         March 31, 2011..............................     3,419,000          10,257,000
                         March 31, 2012..............................     3,419,000           6,838,000
                         March 31, 2013..............................     3,419,000           3,419,000
                         March 31, 2014..............................     3,419,000                   0

                           Payments of principal, premium, if any, and interest on
                         the 1990 Series C Bond shall be made by bank wire transfer in immediately available funds in lawful money of the United
                         States of America to the bank account of the registered
                         holder of such bond which such registered holder shall
                         designate in writing to Bankers Trust Company, Trustee, not less than fifteen (15) days prior to the date such payment shall become due and payable.

                                        40

                           When a semi-annual interest payment date falls on a
                         Saturday, Sunday or a day on which the Federal Reserve Bank of New York or the Trustee is not open for business, all
                         payments shall be payable on the first day thereafter on
                         which the Federal Reserve Bank of New York and the Trustee are open for business.

                           In the event any semi-annual payment is not made when due, the amount payable shall be such payment, plus interest
                         thereon at the interest rate of one and one-half times the rate to be determined by the Secretary of the Treasury
                         taking into consideration the prevailing market yield on the remaining maturity of the most recently auctioned 13-week
                         U.S. Treasury bills, from the due date to the date of
                         payment. Upon the expiration of each successive 91-day
                         period following the scheduled payment date for any
                         outstanding payment, a new rate shall be established
                         pursuant to this paragraph and such rate shall be applied to the outstanding payment and all late charges accrued
                         thereon.

                           The 1990 Series C Bond shall be dated January 3, 1990 and
                         interest shall be payable from January 3, 1990.

                           The 1990 Series C Bond in definitive form shall be, at the election of the Company, fully engraved or shall be
                         lithographed or printed.

                           The 1990 Series C Bond shall not be subject to or entitled to any sinking fund.

REDEMPTION OF              SECTION 2. The 1990 Series C Bond shall be redeemable
1990 SERIES C BOND.      prior to stated maturity, at the election of the Company on any interest payment date, at redemption prices calculated in accordance with the formula set forth below on giving
                         notice of such redemption by first class mail, postage
                         prepaid, by or on behalf of the Company not more than ninety
                         (90) days nor less than thirty (30) days prior to the date fixed for redemption to the registered holder of the 1990
                         Series C Bond.

                           The optional redemption payment of each bond to be
                         redeemed shall be equal to the present worth, on the date of redemption, of the remaining scheduled semi- annual payments of interest and annual retirement of principal of such bond, calculated as follows. Determine the present value of each scheduled semi-annual payment of interest and annual
                         retirement of principal by dividing each payment by the
                         Present Value Divisor (PVD), where:

                           PVD = (FYYY
                           1.0 + I) (D)

                            I = That annual interest rate (which has been adjusted
                         for semi-annual compounding) for U.S. Treasury securities, with comparable maturities as set forth in the
                                Federal Reserve statistical release, designated H.15
                                (519), or its successor, published at least 4 days
                                but not more than 10 days prior to the optional
                                redemption date. The rate shall be the "This Week"
                                rate for Treasury Constant Maturities. Straight line
                                interpolate to 3 decimal places after rounding the
                                prepayment period to the nearest month (1st-15th
                                round down) to match the remaining term of the bond
                                to be redeemed.

                           D = Present value divisor for the preceding 6 month
                         interest period (D equals 1.0 for the period preceding the first period, which is the period from the redemption
                               date to the first scheduled payment date thereafter).

                                Add the present value for all scheduled annual
                               retirements of principal and semi-annual payments of
                               interest to determine the sum to be paid upon
                               redemption of each bond.

                                        41

                                If the optional redemption payment is greater than
                               the principal outstanding as of the date of optional
                               redemption, the prepayment results in a premium, plus
                               in each case accrued interest to the date fixed for
                               redemption. If the optional redemption payment is less
                               than the principal outstanding as of the date of the
                               optional redemption, the prepayment results in a
                               discount which shall be deducted from the outstanding
                               principal amount which otherwise would have been paid,
                               plus in each case accrued interest to the date fixed
                               for redemption.

                           Any partial redemption shall, as the principal portion of
                         such redemption, be no less than $100,000. No redemption
                         pursuant to this paragraph shall be credited to, or relieve the Company to any extent from its obligation to make the
                         principal payments provided for in Section 1 hereof.

                           On or before the first day of February or August in each
                         year, commencing September 1 1990, the Company will deliver to the Trustee a treasurer's certificate, which shall be
                         irrevocable, specifying the principal amount of bonds to be optionally redeemed and accrued interest on such bonds on
                         the next ensuing March 31 or September 30, or the first
                         business day thereafter, respectively. The Trustee shall,
                         upon the receipt of the treasurer's certificate, cause
                         notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner herein
                         provided for. On or before noon of the business day
                         preceding the day of prepayment, the Company will advise the
                         Trustee of the applicable premium or discount applicable to such prepayment. Such notice having been duly given, the
                         redemption of bonds of 1990 Series C shall be made upon the terms and in the manner and with the effect hereinabove
                         provided for with respect to redemptions. A treasurer's
                         certificate shall not be required if no bonds of a series
                         are to be redeemed under this paragraph.

EXCHANGE.                  SECTION 3. At the option of the holder, upon written
                         request made at least forty-five (45) days prior to an
                         interest payment date and subject to the terms of the
                         Indenture and compliance with applicable securities laws,
                         the 1990 Series C Bond shall be exchangeable, in whole but not in part, for bonds of 1990 Series F (as hereinafter
                         described) in an aggregate principal amount equal to the
                         aggregate amount of unpaid principal which shall remain
                         outstanding on the 1990 Series C Bond as of the date of such exchange. Such exchange shall occur only on an interest
                         payment date for the 1990 Series C Bond at the office of the
                         Trustee in the Borough of Manhattan, The City of New York,
                         The State of New York.

                           The 1990 Series C Bond shall bear a legend stating that
                         such bond has not been registered under the United States
                         Securities Act of 1933, as amended (the "Act") and that as a consequence such bond may not be offered, sold or otherwise transferred, whether or not for consideration, unless
                         registered under such Act or pursuant to an exemption from such registration applicable to such offer, sale or other
                         transfer, and may bear such other legends as may be
                         necessary to comply with any law or with any rules or
                         regulations made pursuant thereto.

CONSENT.                   SECTION 4. The holder of the 1990 Series C Bond, by its
                         acceptance of and holding thereof, consents and agrees that bonds of any series may be issued which mature on a date or dates later than October 1, 2024 and also consents to the
                         deletion from the first paragraph of Section 5 of Article II of the Indenture of the phrase "but in no event later than
                         October 1, 2024." Such holder further agrees that (a) such consent shall, for all purposes of Article XV of the
                         Indenture and without further action on the part of such
                         holder, be deemed the affirmative vote of such holder at any meeting called pursuant to said Article XV for the purpose of approving such deletion, and (b) such deletion shall
                         become effective at such time as not less than eighty-five per cent (85%) in principal amount of bonds outstanding
                         under the Indenture shall have consented thereto substan-
                         tially in the manner set forth in this Section 4, or in
                         writing, or by affirmative vote cast at a meeting called
                         pursuant to said Article XV, or by any combination thereof.

                                        42

FORM OF                    SECTION 5. The 1990 Series C Bond and the form of
1990 SERIES C BOND.      Trustee's Certificate to be endorsed on such bond shall be substantially in the following forms, respectively:

                           [FORM OF FACE OF BOND]
                         THE DETROIT EDISON COMPANY
                         GENERAL AND REFUNDING MORTGAGE BOND
                         1990 Series C, 8.357% due March 31, 2014
                         (Payable in annual installments, commencing March 31, 1990)
                         $85,475,000                                                                              No. ________

                           THE DETROIT EDISON COMPANY (hereinafter called the
                         "Company"), a corporation of the State of Michigan, for
                         value received, hereby promises to pay to UNITED STATES OF
                         AMERICA, at its office or agency in the Borough of
                         Manhattan, the City and State of New York, in lawful money of the United States of America, the principal sum of
                         $85,475,000, together with interest at the rate specified in the title hereof on the amount of said principal sum
                         remaining unpaid from time to time from January 3, 1990, and after the first interest payment hereon from the most recent date to which interest has been paid hereon, until the
                         Company's obligation with respect to payment of said
                         principal shall have been discharged, all as provided, to
                         the extent and in the manner specified in the Indenture
                         hereinafter mentioned on the reverse hereof and in the
                         supplemental indenture pursuant to which this bond has been issued. Interest shall be due and payable in 49 consecutive semi-annual payments on March 31 and September 30 in each
                         year, commencing on March 31, 1990, and principal shall be due and payable in 25 consecutive annual payments on March
                         31, in each year, commencing on March 31, 1990, each as more fully set forth on the reverse hereof.

                           Payments of principal, premium, if any, and interest on
                         this bond are to be made by bank wire transfer in
                         immediately available funds to the holder hereof all as
                         provided, to the extent and in the manner specified in the
                         Indenture hereinafter mentioned on the reverse hereof and in the supplemental indenture pursuant to which this bond has been issued.

                           In the event any semi-annual payment is not made when due, the amount payable shall be such payment, plus interest
                         thereon at the interest rate of one and one-half times the rate to be determined by the Secretary of the Treasury
                         taking into consideration the prevailing market yield on the remaining maturity of the most recently auctioned 13-week
                         U.S. Treasury bills, from the due date to the date of
                         payment. Upon the expiration of each successive 91-day
                         period following the scheduled payment date for any
                         outstanding payment, a new rate shall be established
                         pursuant to this paragraph and such rate shall be applied to the outstanding payment and all late charges accrued
                         thereon.

                           When any payment date falls on a Saturday, Sunday or a day on which the Federal Reserve Bank of New York or the Trustee is not open for business, all payments shall be payable on the first day thereafter on which the Federal Reserve Bank of New York and the Trustee are open for business.

                           At the written request of the registered holder hereof
                         made at least forty-five (45) days in advance of an interest payment date, this bond shall be exchangeable, in whole but not in part, on any interest payment date in an aggregate
                         principal amount equal to the amount of unpaid principal
                         which shall remain outstanding on this bond as of the date of such exchange (after giving effect to the payment of
                         principal hereon on the date of such exchange), all as
                         provided, to the extent and in the manner specified in the
                         Indenture and the Supplemental Indenture hereinafter
                         mentioned on the reverse hereof.

                                        43

                           Reference is hereby made to the further provisions of this bond set forth on the reverse hereof and such further
                         provisions shall for all purposes have the same effect as
                         though set forth at this place.

                           This bond shall not be valid or become obligatory for any
                         purpose until Bankers Trust Company, the Trustee under the
                         Indenture hereinafter mentioned on the reverse hereof, or
                         its successor thereunder, shall have signed the form of
                         certificate endorsed hereon.

                           IN WITNESS WHEREOF, THE DETROIT EDISON COMPANY has caused
                         this instrument to be executed on its behalf by its Chairman of the Board and its President or a Vice President, with
                         their manual or facsimile signatures, and its corporate
                         seal, or a facsimile thereof, to be impressed or imprinted hereon and the same to be attested by its Secretary or an
                         Assistant Secretary by manual or facsimile signature.

                                                THE DETROIT EDISON COMPANY

                 Dated January 3, 1990          By
                                                   Chairman of the Board

                                                   President

                 Attest:

                 Secretary

                                          [FORM OF REVERSE OF BOND]

                           This bond is the only bond of an authorized issue of bonds of the Company, unlimited as to amount except as provided in the Indenture hereinafter mentioned or any indentures
                         supplemental thereto, and is one of a series of said bonds known as General and Refunding Mortgage Bonds, 1990 Series C
                         (elsewhere herein referred to as the "1990 Series C Bond"), limited to an aggregate principal amount of $85,475,000,
                         except as otherwise provided in the Indenture hereinafter
                         mentioned. This bond is issued and to be issued under, and is equally and ratably secured (except insofar as any
                         sinking, amortization, improvement or analogous fund,
                         established in accordance with the provisions of the
                         Indenture hereinafter mentioned, may afford additional
                         security for the bonds of any particular series and except as provided in Section 3 of Article VI of said Indenture) by an Indenture, dated as of October 1, 1924, duly executed by the Company to Bankers Trust Company, a corporation of the
                         State of New York, as Trustee, to which Indenture and all
                         indentures supplemental thereto (including the Supplemental
                         Indenture dated as of February 15, 1990) reference is hereby made for a description of the properties and franchises
                         mortgaged and conveyed, the nature and extent of the
                         security, the terms and conditions upon which the bonds are issued and under which additional bonds may be issued, and the rights of the holders of the bonds and of the Trustee in respect of such security (which Indenture and all indentures supplemental thereto, including the Supplemental Indenture dated as of February 15, 1990, are hereinafter collectively called the "Indenture"). As provided in the Indenture, said bonds may be for various principal sums and are issuable in series, which may mature at different times, may bear
                         interest at different rates and may otherwise vary as in
                         said Indenture provided. With the consent of the Company and to the extent permitted by and as provided in the Indenture, the rights and obligations of the Company and of the holders of the bonds and the terms and provisions of the Indenture, or of any indenture supplemental thereto, may be modified or altered in certain respects by affirmative vote of at least eighty-five percent (85%) in principal amount of the bonds then outstanding, and, if the rights of one or more, but
                         less than all, series of bonds then outstanding are to be
                         affected by the action proposed to be taken, then also by
                         affirmative vote of at least eighty-five percent (85%) in
                         principal amount of the series of bonds so to be affected
                         (excluding in every instance bonds disqualified from voting by reason of the Company's interest therein as specified in the Indenture); provided, however, that, without the consent of the holder hereof, no such modification or alteration
                         shall, among other things, affect the terms of payment of
                         the principal of, or the interest on, this bond, which in
                         those respects is unconditional.

                           The holder of the 1990 Series C Bond, by its acceptance of and holding thereof, consents and agrees that bonds of any series may be issued which mature on a date or dates later than October 1, 2024 and also consents to the deletion from the first paragraph of Section 5 of Article II of the
                         Indenture of the phrase "but in no event later than October
                         1, 2024." Such holder further agrees that (a) such consent shall, for all purposes of Article XV of the Indenture and without further action on the part of such holder, be deemed the affirmative vote of such holder at any meeting called
                         pursuant to said Article XV for the purpose of approving
                         such deletion, and (b) such deletion shall become effective at such time as not less than eighty-five percent (85%) in principal amount of bonds outstanding under the Indenture
                         shall have consented thereto substantially in the manner set forth in Section 3 of Part I of the Supplemental Indenture dated as of February 15, 1990, or in writing, or by
                         affirmative vote cast at a meeting called pursuant to said
                         Article XV, or by any combination thereof.

                                        45

                           Principal payments shall be made hereon annually, payable
                         on March 31 of each year (commencing March 31, 1990) as set forth below, until the final payment of principal shall be made:

                             PRINCIPAL                                   PRINCIPAL        PRINCIPAL AMOUNT
                              PAYMENT                                     PAYMENT            REMAINING
                               DATE                                         DUE             OUTSTANDING
                             ---------                                   ---------        ----------------
                         March 31, 1990..............................    $3,419,000         $82,056,000
                         March 31, 1991..............................     3,419,000          78,637,000
                         March 31, 1992..............................     3,419,000          75,218,000
                         March 31, 1993..............................     3,419,000          71,799,000
                         March 31, 1994..............................     3,419,000          68,380,000
                         March 31, 1995..............................     3,419,000          64,961,000
                         March 31, 1996..............................     3,419,000          61,542,000
                         March 31, 1997..............................     3,419,000          58,123,000
                         March 31, 1998..............................     3,419,000          54,704,000
                         March 31, 1999..............................     3,419,000          51,285,000
                         March 31, 2000..............................     3,419,000          47,866,000
                         March 31, 2001..............................     3,419,000          44,447,000
                         March 31, 2002..............................     3,419,000          41,028,000
                         March 31, 2003..............................     3,419,000          37,609,000
                         March 31, 2004..............................     3,419,000          34,190,000
                         March 31, 2005..............................     3,419,000          30,771,000
                         March 31, 2006..............................     3,419,000          27,352,000
                         March 31, 2007..............................     3,419,000          23,933,000
                         March 31, 2008..............................     3,419,000          20,514,000
                         March 31, 2009..............................     3,419,000          17,095,000
                         March 31, 2010..............................     3,419,000          13,676,000
                         March 31, 2011..............................     3,419,000          10,257,000
                         March 31, 2012..............................     3,419,000           6,838,000
                         March 31, 2013..............................     3,419,000           3,419,000
                         March 31, 2014..............................     3,419,000                   0

                           This bond shall be redeemable prior to stated maturity, at the election of the Company on any interest payment date, at the redemption prices calculated in accordance with the
                         formula set forth below on giving notice of such redemption by first class mail, postage prepaid, by or on behalf of the
                         Company not more than ninety (90) days nor less than thirty
                         (30) days prior to the date fixed for redemption to the
                         registered holder of the 1990 Series C Bond.

                                        46

                           The optional redemption payment of each bond to be
                         redeemed shall be equal to the present worth, on the date of redemption, of the remaining scheduled semi- annual payments of interest and annual retirement of principal of such bond, calculated as follows. Determine the present value of each scheduled semi-annual payment of interest and annual
                         retirement of principal by dividing each payment by the
                         Present Value Divisor (PVD), where:

                           PVD = (FYYY
                           1.0 + I) (D)

                            I = That annual interest rate (which has been adjusted
                         for semi-annual compounding) for U.S. Treasury securities, with comparable maturities as set forth in the
                                Federal Reserve statistical release, designated H.15
                                (519), or its successor, published at least 4 days
                                but not more than 10 days prior to the optional
                                redemption date. The rate shall be the "This Week"
                                rate for Treasury Constant Maturities. Straight line
                                interpolate to 3 decimal places after rounding the
                                prepayment period to the nearest month (1st-15th
                                round down) to match the remaining term of the bond
                                to be redeemed.

                           D = Present value divisor for the preceding 6 month
                         interest period (D equals 1.0 for the period preceding the first period, which is the period from the redemption
                               date to the first scheduled payment date thereafter).

                                Add the present value for all scheduled annual
                               retirements of principal and semi-annual payments of
                               interest to determine the sum to be paid upon
                               redemption of each bond.

                                If the optional redemption payment is greater than
                               the principal outstanding as of the date of optional
                               redemption, the prepayment results in a premium, plus
                               in each case accrued interest to the date fixed for
                               redemption. If the optional redemption payment is less
                               than the principal outstanding as of the date of the
                               optional redemption, the prepayment results in a
                               discount which shall be deducted from the outstanding
                               principal amount which otherwise would have been paid,
                               plus in each case accrued interest to the date fixed
                               for redemption.

                         No redemption pursuant to this paragraph shall be credited to, or relieve the Company to any extent from its obligation to make the principal payment provided for above.

                           In case an event of default, as defined in the Indenture,
                         shall occur, the principal of all the bonds issued
                         thereunder may become or be declared due and payable, in the manner, with the effect and subject to the conditions
                         provided in said Indenture.

                           No recourse shall be had for the payment of the principal
                         of, or the interest on, this bond, or for any claim based
                         hereon or otherwise in respect hereof or of the Indenture, or of any indenture supplemental thereto, against any
                         incorporator, or against any past, present or future
                         stockholder, director or officer, as such, of the Company, or of any predecessor or successor corporation, either
                         directly or through the Company or any such predecessor or successor corporation, whether for amounts unpaid on stock subscriptions or by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or
                         penalty or otherwise howsoever, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released by every
                         holder or owner hereof, as more fully provided in the
                         Indenture.

                                        47

                                       [FORM OF TRUSTEE'S CERTIFICATE]

FORM OF                    This bond is the only bond of the series designated
TRUSTEE'S                therein, described in the within- mentioned Indenture.
CERTIFICATE.


                                          BANKERS TRUST COMPANY,
                                                         as Trustee

                                          By
                                           Authorized Officer

                           PART VI.
                         CREATION OF TWO HUNDRED EIGHTY-SIXTH
                         SERIES OF BONDS.
                         GENERAL AND REFUNDING MORTGAGE BONDS,
                         1990 SERIES F

TERMS OF BONDS             SECTION 1. The Company hereby creates the Two hundred
OF 1990 SERIES F.        eighty-sixth series of bonds to be issued under and secured by the Original Indenture as amended to date and as further amended by this Supplemental Indenture, to be designated,
                         and to be distinguished from the bonds of all other series, by the title "General and Refunding Mortgage Bonds, 1990
                         Series F" (elsewhere herein referred to as the "bonds of
                         1990 Series F"). The aggregate principal amount of bonds of
                         1990 Series F shall be limited to the principal amount of
                         1990 Series C Bond being exchanged, except as provided in
                         Sections 7 and 13 of Article II of the Original Indenture
                         with respect to exchanges and replacements of bonds.

                           The bonds of 1990 Series F shall mature on March 31, 2014
                         and shall be issued in exchange for, and in an aggregate
                         principal amount equal to the principal amount remaining
                         outstanding on, the 1990 Series C Bond as of the date of
                         such exchange. The bonds of 1990 Series F shall be issued as registered bonds without coupons in denominations of $10,000 and any multiple thereof, and shall bear interest, payable semi-annually on March 31 and September 30 of each year
                         (commencing on the first March 31 or September 30 following the date of such exchange), at the rate of eight and
                         357/1000 per centum (8.357%) per annum until the principal shall have become due and payable, and thereafter until the
                         Company's obligation with respect to the payment of said
                         principal shall have been discharged as provided in the
                         Indenture. Except as otherwise specifically provided in this
                         Supplemental Indenture, the principal of and interest on the bonds of 1990 Series F shall be payable at the office or
                         agency of the Company in the Borough of Manhattan, The City of New York, The State of New York in any coin or currency of the United States of America which at the time of payment is legal tender for public and private debts. The interest on bonds of 1990 Series F, whether in temporary or
                         definitive form, shall be payable without presentation of
                         such bonds and (subject to the provisions of this Section 1)
                         only to or upon the written order of the registered holders thereof.

                           Each bond of 1990 Series F shall be dated the date of its
                         authentication and interest shall be payable on the
                         principal represented thereby from the March 31 or September
                         30 next preceding the date thereof to which interest has
                         been paid on bonds of 1990 Series F, unless the bond is
                         authenticated on a date to which interest has been paid, in which case interest shall be payable from the date of
                         authentication.

                           The bonds of 1990 Series F in definitive form shall be, at the election of the Company, fully engraved or shall be
                         lithographed or printed in authorized denominations as
                         aforesaid and numbered 1 and upwards (with such further
                         designation as may be appropriate and desirable to indicate by such designation the form, series and denomination of
                         bonds of 1990 Series F). Until bonds of 1990 Series F in
                         definitive form are ready for delivery, the Company may
                         execute, and upon its request in writing the Trustee shall authenticate and deliver in lieu thereof, bonds of 1990
                         Series F in temporary form, as provided in Section 10 of
                         Article II of the Indenture. Temporary bonds of 1990 Series
                         F, if any, may be printed and may be issued in authorized
                         denominations in substantially the form of definitive bonds of 1990 Series F, but without a recital of redemption prices and with such omissions, insertions and variations as may be appropriate for temporary bonds, all as may be determined by the Company.

                           Interest on any bond of 1990 Series F which is payable on
                         any interest payment date and is punctually paid or duly
                         provided for shall be paid to the person in whose name that bond, or any previous bond to the extent evidencing the same debt as that evidenced by that bond, is registered at the
                         close of business on the regular record date for such
                         interest, which regular record date shall be the fifteenth day of March or September as the case may be (whether or not a business day) next preceding such interest payment date.
                         If the Company shall default in the payment of the interest due on any interest payment date on the principal
                         represented by any bond of 1990 Series F, such defaulted
                         interest shall forthwith cease to be payable to the
                         registered holder of that bond on the relevant regular
                         record date by virtue of his having been such holder, and
                         such defaulted interest may be paid to the registered holder of that bond (or any bond or bonds of 1990 Series F issued upon transfer or exchange thereof) on the date of payment of such defaulted interest or, at the election of the Company, to the person in whose name that bond (or any bond or bonds of 1990 Series F issued upon transfer or exchange thereof)
                         is registered on a subsequent record date established by
                         notice given by mail by or on behalf of the Company to the holders of bonds of 1990 Series F not less than ten (10)
                         days preceding such subsequent record date, which subsequent record date shall be at least five (5) days prior to the
                         payment date of such defaulted interest.

REDEMPTION OF BONDS OF     SECTION 2. The bonds of 1990 Series F shall be redeemable
1990                       (i) on March 31 in each year, commencing March 31 in the
SERIES F.                first calendar year subsequent to initial issuance, through the operation of the sinking fund hereinafter described at
                         100% of the principal amount thereof, (ii) at the election of the Company on any date prior to maturity, commencing
                         March 31 of the eleventh (11th) calendar year subsequent to initial issuance, as a whole, or in part, from time to time, at par plus in each case accrued interest to the date fixed for redemption if such redemption does not utilize, directly or indirectly, the proceeds of and is not in anticipation of any refunding operation involving borrowing at an interest cost to the Company, computed in accordance with generally accepted financial practice, of less than 8.357% per annum, and (iii) at the election of the Company on any date prior to maturity, commencing March 31 of the eleventh (11th)
                         calendar year subsequent to initial issuance as a whole, or in part, from time to time, at the following redemption
                         prices (expressed as percentages of the principal amount
                         thereof) plus in each case (whether through operation of the sinking fund or otherwise) accrued interest to the date
                         fixed for redemption:

                                         IF REDEEMED
                                       DURING 12 MONTH
                                        PERIOD ENDING                                        REDEMPTION
                                          MARCH 31,                                             PRICE
                                       ---------------                                       ----------
                                         Year 11...........................................   102.50%
                                         Year 12...........................................    102.00
                                         Year 13...........................................    101.50
                                         Year 14...........................................    101.00
                                         Year 15...........................................    100.50
                                         Thereafter........................................    100.00


                           The bonds of 1990 Series F shall be redeemable as
                         aforesaid as provided herein and as specified in Article IV of the Indenture upon giving notice of such redemption by
                         first class mail, postage prepaid, by or on behalf of the
                         Company at least thirty (30) days prior to the date fixed
                         for redemption to the registered holders of bonds of 1990
                         Series F so called for redemption at their last respective addresses appearing on the register thereof, but failure to mail such notice to the registered holders of any bonds of
                         1990 Series F designated for redemption shall not affect the validity of any such redemption of any other bonds of such series. Interest shall cease to accrue on any bonds of 1990
                         Series F (or any portion thereof) so called for redemption from and after the date fixed for redemption if payment
                         sufficient to redeem the bonds of 1990 Series F (or such
                         protion) designated for redemption has been duly provided
                         for. Bonds of 1990 Series F redeemed in part only shall be in amounts of $10,000 or any multiple thereof.

                           If the giving of the notice of redemption shall have been
                         completed, or if provision satisfactory to the Trustee for the giving of such notice shall have been made, and if the
                         Company shall have deposited with the Trustee in trust funds
                         (which shall become available for payment to the holders of the bonds of 1990 Series F so to be redeemed) sufficient to redeem bonds of 1990 Series F in whole or in part, on the
                         date fixed for redemption, then all obligations of the
                         Company in respect of such bonds (or portions thereof) so to be redeemed and interest due or to become due thereon shall cease and be discharged and the holders of such bonds of
                         1990 Series F (or portions thereof) shall thereafter be
                         restricted exclusively to such funds for any and all claims of whatsoever nature on their part under the Indenture or in respect of such bonds (or portions thereof) and interest.

                           As and for the sinking fund for the retirement of the
                         bonds of 1990 Series F the Company will, until all the bonds of 1990 Series F are paid or payment thereof provided for, deposit with the Trustee prior to March 31 in each year,
                         commencing March 31 of the first calendar year subsequent to initial issuance, an amount in cash sufficient to redeem on such March 31 $3,420,000 principal amount of bonds of 1990
                         Series F.

                           On or before February 1 in each year, commencing February
                         1 of the first calendar year subsequent to initial issuance the Company (i) may deliver bonds of 1990 Series F (other
                         than any previously called for redemption for the sinking
                         fund) and (ii) may apply as a credit bonds for 1990 Series F redeemed at the election of the Company otherwise than
                         through the sinking fund, in each case in satisfaction of
                         all or any part of the amount of any sinking fund payment.
                         Each such bond of 1990 Series F shall be received or
                         credited for such purpose by the Trustee at the principal
                         amount thereof and the amount of such sinking fund payment shall be reduced accordingly.

                           On February 1 in each year, commencing February 1 of the
                         first calendar year subsequent to initial issuance, the
                         Company will deliver to the Trustee a treasurer's
                         certificate, which shall be irrevocable, specifying the
                         amount of the next ensuing sinking fund payment and the
                         portions thereof which are to be satisfied by payment of
                         cash, by delivery of bonds of 1990 Series F or by crediting bonds of 1990 Series F previously redeemed. The treasurer's certificate shall also state that bonds of 1990 Series F
                         forming the basis of any such credit do not include any
                         bonds of 1990 Series F which have been called for redemption for the sinking fund or previously credited against any
                         sinking fund payment. The Trustee shall, upon the receipt of the treasurer's certificate, select the bonds of 1990 Series
                         F to be redeemed upon the next ensuing March 31 in the
                         manner hereinabove provided for and cause notice of the
                         redemption thereof to be given in the name of and at the
                         expense of the Company in the manner hereinabove provided
                         for. Such notice having been duly given, the redemption of such bonds of 1990 Series F shall be made upon the terms and in the manner and with the effect hereinabove provided for with respect to redemptions.

EXCHANGE AND             At the option of the registered holder, any bonds of 1990 Series F, upon surrender
TRANSFER.                thereof for cancellation at the office or agency of the Company in the Borough of
                         Manhattan, The City of New York, The State of New York, together with a written instrument of transfer (if so required by the Company or by the Trustee) in form approved by the Company duly executed by the holder or by its duly authorized attorney, shall be exchangeable for a like aggregate principal amount of bonds of 1990
                         Series F of other authorized denominations, upon the terms and conditions specified herein and in Section 7 of Article II of the Indenture. Bonds of 1990 Series F shall be transferable at the office or agency of the Company in the Borough of Manhattan, The
                         City of New York, The State of New York. The Company waives its rights under
                         Section 7 of Article II of the Indenture not to make exchanges or transfers of bonds of
                         1990 Series F during any period of ten (10) days next preceding any interest payment date for such bonds.
                           Bonds of 1990 Series F, in definitive and temporary form, may bear such legends as may be necessary to comply with any law or with any rules or regulations made pursuant thereto or with the rules or regulations of any stock exchange or to conform to usage with respect thereto.

CONSENT.                   SECTION 3. The holders of the bonds of 1990 Series F, by their acceptance of and holding thereof, consent and agree that bonds of any series may be issued which mature on a date or dates later than October 1, 2024 and also consent to the deletion from the first paragraph of Section 5 of Article II of the Indenture of the phrase "but in no event later than October 1, 2024". Such holders further agree that (a) such consent shall, for all purposes of Article XV of the Indenture and without further action on the part of such holders, be deemed the affirmative vote of such holders at any meeting called pursuant to said Article XV for the purpose of approving such deletion, and (b)
                         such deletion shall become effective at such time as not less than eighty-five percent
                         (85%) in principal amount of bonds outstanding under the Indenture shall have consented thereto substantially in the manner set forth in this Section 3, or in writing, or by affirmative vote cast at a meeting called pursuant to said Article XV, or by any combination thereof.

FORM OF BONDS OF           SECTION 4. The bonds of 1990 Series F and the form of Trustee's Certificate to be endorsed on
1990 SERIES F.           such bonds shall be substantially in the following forms, respectively.

                           [FORM OF FACE OF BOND]
                         THE DETROIT EDISON COMPANY
                         GENERAL AND REFUNDING MORTGAGE BOND
                         1990 Series F, 8.357% due March 31, 2014
                         $  ________                                                                       No.  ________

                           THE DETROIT EDISON COMPANY (hereinafter called the "Company"), a corporation of the State of
                         Michigan, for value received, hereby promises to pay to                           or registered
                         assigns, at its office or agency in the Borough of Manhattan, The City and State of New York,
                         the principal sum of              in lawful money of the United States of America on the
                         thirty-first day of March, 2014, and to pay interest thereon at the rate specified in the title
                         hereof, at such office or agency, in like lawful money, from              , and after the first
                         interest payment on bonds of this Series from the most recent date to which such interest has been paid, semi-annually on the thirty-first day of March and the thirtieth day in September each year, to the person in whose name this bond is registered at the close of business on the preceding fifteenth day of March or September (subject to certain exceptions provided in the
                         Indenture hereinafter mentioned), until the Company's obligation with respect to payment of said principal shall have been discharged as provided in such Indenture.

                           Reference is hereby made to the further provisions of this bond set forth on the reverse hereof and such further provisions shall for all purposes have the same effect as though set forth at this place.

                           This bond shall not be valid or become obligatory for any purpose until Bankers Trust Company, the Trustee under the aforesaid Indenture, or its successor thereunder, shall have signed the form of certificate endorsed hereon.

                           IN WITNESS WHEREOF, THE DETROIT EDISON COMPANY has caused this instrument to be executed on its behalf by its Chairman of the Board and its President or a Vice President, with their manual or facsimile signatures, and its corporate seal, or a facsimile thereof, to be impressed or imprinted hereon and the same to be attested by its Secretary or an Assistant Secretary with his manual or facsimile signature.

                         Dated:                                     THE DETROIT EDISON COMPANY
                                                                    By
                                                                        Chairman of the Board
                         Attest:                                        President
                         Secretary

                           [FORM OF REVERSE OF BOND]

                           This bond is one of an authorized issue of bonds of the
                         Company, unlimited as to amount except as provided in the
                         Indenture hereinafter mentioned or any indentures
                         supplemental thereto, and is one of a series of said bonds known as General and Refunding Mortgage Bonds, 1990 Series
                         F, (elsewhere herein referred to as the "bonds of 1990
                         Series F"), limited to [the aggregate principal amount of
                         the 1990 Series C Bond being converted], except as otherwise provided in the Indenture hereinafter mentioned. This bond and all other bonds of said series are issued and to be
                         issued under, and are all equally and ratably secured
                         (except insofar as any sinking, amortization, improvement or analogous fund, established in accordance with the
                         provisions of the Indenture hereinafter mentioned, may
                         afford additional security for the bonds of any particular series and except as provided in Section 3 of Article VI of said Indenture) by an Indenture, dated as of October 1,
                         1924, duly executed by the Company to Bankers Trust Company, a corporation of the State of New York, as Trustee, to which
                         Indenture and all indentures supplemental thereto (including the Supplemental Indenture dated as of February 15, 1990)
                         reference is hereby made for a description of the properties and franchises mortgaged and conveyed, the nature and extent of the security, the terms and conditions upon which the
                         bonds are issued and under which additional bonds may be
                         issued, and the rights of the holders of the bonds and of
                         the Trustee in respect of such security (which Indenture and all indentures supplemental thereto, including the
                         Supplemental Indenture dated as of February 15, 1990, are
                         hereinafter collectively called the "Indenture"). As
                         provided in the Indenture, said bonds may be for various
                         principal sums and are issuable in series, which may mature at different times, may bear interest at different rates and may otherwise vary as in said Indenture provided. With the consent of the Company and to the extent permitted by and as provided in the Indenture, the rights and obligations of the
                         Company and of the holders of the bonds and the terms and
                         provisions of the Indenture, or of any indenture
                         supplemental thereto, may be modified or altered in certain respects by affirmative vote of at least eighty-five percent
                         (85%) in principal amount of the bonds then outstanding,
                         and, if the rights of one or more, but less than all, series of bonds then outstanding are to be affected by the action proposed to be taken, then also by affirmative vote of at
                         least eighty-five percent (85%) in principal amount of the series of bonds so to be affected (excluding in every
                         instance bonds disqualified from voting by reason of the
                         Company's interest therein as specified in the Indenture);
                         provided, however, that, without the consent of the holder hereof, no such modification or alteration shall, among
                         other things, affect the terms of payment of the principal of, or the interest on, this bond, which in those respects is unconditional.

                           The holders of the bonds of 1990 Series F, by their
                         acceptance of and holding thereof, consent and agree that
                         bonds of any series may be issued which mature on a date or dates later than October 1, 2024 and also consent to the
                         deletion from the first paragraph of Section 5 of Article II of the Indenture of the phrase "but in no event later than
                         October 1, 2024,". Such holders further agree that (a) such consent shall, for all purposes of Article XV of the
                         Indenture and without further action on the part of such
                         holders, be deemed the affirmative vote of such holders at any meeting called pursuant to said Article XV for the
                         purpose of approving such deletion, and (b) such deletion
                         shall become effective at such time as not less than
                         eighty-five percent (85%) in principal amount of bonds
                         outstanding under the Indenture shall have consented thereto substantially in the manner set forth in Section 3 of Part I of the Supplemental Indenture dated as of February 15, 1990, or in writing, or by affirmative vote cast at a meeting
                         called pursuant to said Article XV, or by any combination
                         thereof.

                                        54

                           This bond is redeemable on giving notice of such
                         redemption by first class mail, postage prepaid, by or on
                         behalf of the Company at least thirty (30) but not more than ninety (90) days prior to the date fixed for redemption to the registered holder of this bond at his last address
                         appearing on the register thereof, in the manner and upon
                         the terms provided in the Indenture, (i) on March 31 in each
                         year, commencing [March 31,      ], through the operation of
                         the sinking fund for bonds of 1990 Series F at 100% of the principal amount hereof, (ii) at the election of the Company on any date prior to maturity, commencing March 31 of the
                         eleventh (11th) calendar year subsequent to initial
                         issuance, as a whole, or in part, from time to time, at par plus in each case accrued interest to the date fixed for
                         redemption if such redemption does not utilize, directly or indirectly, the proceeds of and is not in anticipation of
                         any refunding operation involving borrowing at an interest cost to the Company, computed in accordance with generally accepted financial practice, of less than 8.357% per annum, and (iii) at the election of the Company on any date prior to maturity, commencing March 31 of the eleventh (11th)
                         calendar year subsequent to initial issuance, as a whole or in part, from time to time, at the following redemption
                         prices (expressed as percentages of the principal amount
                         hereof) plus in each case (whether through operation of the sinking fund or otherwise) accrued interest to the date
                         fixed for redemption:

                                         IF REDEEMED
                                       DURING 12 MONTH
                                        PERIOD ENDING                                        REDEMPTION
                                          MARCH 31,                                             PRICE
                                       ---------------                                       ----------
                                         Year 11...........................................   102.50%
                                         Year 12...........................................    102.00
                                         Year 13...........................................    101.50
                                         Year 14...........................................    101.00
                                         Year 15...........................................    100.50
                                         Thereafter........................................    100.00

                           The Company will deposit with the Trustee as and for a
                         sinking fund for the bonds of Series F prior to each March
                         31, commencing [             ], an amount sufficient to
                         redeem $3,420,000 principal amount of bonds of 1990 Series
                         F, less the amount of any credit against any such payment
                         taken by the Company for bonds of 1990 Series F delivered to the Trustee or redeemed by the Company otherwise than
                         through the sinking fund.

                           Under the Indenture, funds may be deposited with the
                         Trustee (which shall have become available for payment), in advance of the redemption date of any of the bonds of 1990
                         Series F (or portions thereof), in trust for the redemption of such bonds (or portions thereof) and the interest due or to become due thereon, and thereupon all obligations of the
                         Company in respect of such bonds (or portions thereof) so to be redeemed and such interest shall cease and be discharged, and the holders thereof shall thereafter be restricted
                         exclusively to such funds for any and all claims of
                         whatsoever nature on their part under the Indenture or with respect to such bonds and interest.

                           In case an event of default, as defined in the Indenture,
                         shall occur, the principal of all the bonds issued
                         thereunder may become or be declared due and payable, in the manner, with the effect and subject to the conditions
                         provided in said Indenture.

                                        55

                           This bond is transferable by the registered holder hereof, in person or by his attorney duly authorized in writing, on the books of the Company kept at its office or agency in the
                         Borough of Manhattan, The City and State of New York, upon surrender and cancellation of this bond, and thereupon, a
                         new registered bond or bonds of the same series of
                         authorized denominations for a like aggregate principal
                         amount will be issued to the transferee or transferees in
                         exchange herefor, and this bond with others in like form may in like manner be exchanged for one or more new registered bonds of the same series of other authorized denominations, but of the same aggregate principal amount, all as provided and upon the terms and conditions set forth in the
                         Indenture, and upon payment, in any event, of the charges
                         prescribed in the Indenture.

                           No recourse shall be had for the payment of the principal
                         of or the interest on this bond, or for any claim based
                         hereon or otherwise in respect hereof or of the Indenture, or of any indenture supplemental thereto, against any
                         incorporator, or against any past, present or future
                         stockholder, director or officer, as such, of the Company, or of any predecessor or successor corporation, either
                         directly or through the Company or any such predecessor or successor corporation, whether for amounts unpaid on stock subscriptions or by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or
                         penalty or otherwise howsoever; all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released by every
                         holder or owner hereof, as more fully provided in the
                         Indenture.

                           [FORM OF TRUSTEE'S CERTIFICATE]

FORM OF                    This bond is one of the bonds, of the series designated
TRUSTEE'S                therein, described in the within-mentioned Indenture.
CERTIFICATE.

                                              BANKERS TRUST COMPANY,

                                                              as Trustee

                                              By
                                                Authorized Officer

                           PART VII.
                         RECORDING AND FILING DATA

RECORDING AND                The Original Indenture and indentures supplemental
FILING OF ORIGINAL       thereto have been recorded and/or filed and Certificates of
INDENTURE.               Provision for Payment have been recorded as hereinafter set forth.

                             The Original Indenture has been recorded as a real
                         estate mortgage and filed as a chattel mortgage in the
                         offices of the respective Registers of Deeds of certain
                         counties in the State of Michigan as set forth in the
                         Supplemental Indenture dated as of September 1, 1947, has
                         been recorded as a real estate mortgage in the office of the
                         Register of Deeds of Genesee County, Michigan as set forth in the Supplemental Indenture dated as of May 1, 1974, has been filed in the Office of the Secretary of State of
                         Michigan on November 16, 1951 and has been filed and
                         recorded in the office of the Interstate Commerce Commission on December 8, 1969.

RECORDING AND                Pursuant to the terms and provisions of the Original
FILING OF                Indenture, indentures supplemental thereto heretofore
SUPPLEMENTAL             entered into have been recorded as a real estate mortgage
INDENTURES.              and/or filed as a chattel mortgage or as a financing
                         statement in the offices of the respective Registers of
                         Deeds of certain counties in the State of Michigan, the
                         Office of the Scretary of State of Michigan and the Office
                         of the Interstate Commerce Commission, as set forth in
                         supplemental indentures as follows:

                                                                                             RECORDED AND/OR
                                                                                          FILED AS SET FORTH IN
                                   SUPPLEMENTAL                      PURPOSE OF               SUPPLEMENTAL
                                    INDENTURE                       SUPPLEMENTAL                INDENTURE
                                   DATED AS OF                       INDENTURE                DATED AS OF:
                                   ------------                     ------------          ---------------------
                        June 1, 1925(a)(b)................  Series B Bonds                February 1, 1940
                        August 1, 1927(a)(b)..............  Series C Bonds                February 1, 1940
                        February 1, 1931(a)(b)............  Series D Bonds                February 1, 1940
                        June 1, 1931(a)(b)................  Subject Properties            February 1, 1940
                        October 1, 1932(a)(b).............  Series E Bonds                February 1, 1940
                        September 25, 1935(a)(b)..........  Series F Bonds                February 1, 1940
                        September 1, 1936(a)(b)...........  Series G Bonds                February 1, 1940
                        November 1, 1936(a)(b)............  Subject Properties            February 1, 1940
                        February 1, 1940(a)(b)............  Subject Properties            September 1, 1947
                        December 1, 1940(a)(b)............  Series H Bonds and            September 1, 1947
                                                              Additional Provisions
                        September 1, 1947(a)(b)(c)........  Series I Bonds,               November 15, 1951
                                                              Subject Properties and
                                                              Additional Provisions
                        March 1, 1950(a)(b)(c)............  Series J Bonds                November 15, 1951
                                                              and Additional Provisions
                        November 15, 1951(a)(b)(c)........  Series K Bonds                January 15, 1953
                                                              Additional Provisions and
                                                              Subject Properties
                        January 15, 1953(a)(b)............  Series L Bonds                May 1, 1953
                        May 1, 1953(a)....................  Series M Bonds                March 15, 1954
                                                              and Subject Properties
                        March 15, 1954(a)(c)..............  Series N Bonds                May 15, 1955
                                                              and Subject Properties
                        May 15, 1955(a)(c)................  Series O Bonds                August 15, 1957
                                                              and Subject Properties
                        August 15, 1957(a)(c).............  Series P Bonds                June 1, 1959
                                                              Additional Provisions and
                                                              Subject Properties
                        June 1, 1959(a)(c)................  Series Q Bonds                December 1, 1966
                                                              and Subject Properties

                                                                                             RECORDED AND/OR
                                                                                          FILED AS SET FORTH IN
                                   SUPPLEMENTAL                      PURPOSE OF               SUPPLEMENTAL
                                    INDENTURE                       SUPPLEMENTAL                INDENTURE
                                   DATED AS OF                       INDENTURE                DATED AS OF:
                                   ------------                     ------------          ---------------------
                        December 1, 1966(a)(c)............  Series R Bonds                October 1, 1968
                                                              Additional Provisions and
                                                              Subject Properties
                        October 1, 1968(a)(c).............  Series S Bonds                December 1, 1969
                                                              and Subject Properties
                        December 1, 1969(a)(c)............  Series T Bonds                July 1, 1970
                                                              and Subject Properties
                        July 1, 1970(c)...................  Series U Bonds                December 15, 1970
                                                              and Subject Properties
                        December 15, 1970(c)..............  Series V and                  June 15, 1971
                                                              Series W Bonds
                        June 15, 1971(c)..................  Series X Bonds                November 15, 1971
                                                              and Subject Properties
                        November 15, 1971(c)..............  Series Y Bonds                January 15, 1973
                                                              and Subject Properties
                        January 15, 1973(c)...............  Series Z Bonds                May 1, 1974
                                                              and Subject Properties
                        May 1, 1974.......................  Series AA Bonds               October 1, 1974
                                                              and Subject Properties
                        October 1, 1974...................  Series BB Bonds               January 15, 1975
                                                              and Subject Properties
                        January 15, 1975..................  Series CC Bonds               November 1, 1975
                                                              and Subject Properties
                        November 1, 1975..................  Series DDP Nos. 1-9 Bonds     December 15, 1975
                                                              and Subject Properties
                        December 15, 1975.................  Series EE Bonds               February 1, 1976
                                                              and Subject Properties
                        February 1, 1976..................  Series FFR Nos. 1-13 Bonds    June 15, 1976
                        June 15, 1976.....................  Series GGP Nos. 1-7 Bonds     July 15, 1976
                                                              and Subject Properties
                        July 15, 1976.....................  Series HH Bonds               February 15, 1977
                                                              and Subject Properties
                        February 15, 1977.................  Series MMP Bonds and Subject  March 1, 1977
                                                              Properties
                        March 1, 1977.....................  Series IIP Nos. 1-7 Bonds,    June 15, 1977
                                                              Series JJP Nos. 1-7 Bonds,
                                                              Series KKP Nos. 1-7 Bonds
                                                              and Series LLP Nos. 1-7
                                                              Bonds
                        June 15, 1977.....................  Series FFR No. 14 Bonds and   July 1, 1977
                                                              Subject Properties
                        July 1, 1977......................  Series NNP Nos. 1-7 Bonds     October 1, 1977
                                                              and Subject Properties
                        October 1, 1977...................  Series GGP Nos. 8-22 Bonds    June 1, 1978
                                                              and Series OOP Nos. 1-17
                                                              Bonds and Subject
                                                              Properties

                                                                                             RECORDED AND/OR
                                                                                          FILED AS SET FORTH IN
                                   SUPPLEMENTAL                      PURPOSE OF               SUPPLEMENTAL
                                    INDENTURE                       SUPPLEMENTAL                INDENTURE
                                   DATED AS OF                       INDENTURE                DATED AS OF:
                                   ------------                     ------------          ---------------------
                        June 1, 1978......................  Series PP Bonds,              October 15, 1978
                                                              Series QQP Nos. 1-9 Bonds
                                                              and Subject Properties
                        October 15, 1978..................  Series RR Bonds               March 15, 1979
                                                              and Subject Properties
                        March 15, 1979....................  Series SS Bonds               July 1, 1979
                                                              and Subject Properties
                        July 1, 1979......................  Series IIP Nos. 8-22 Bonds,   September 1, 1979
                                                              Series NNP Nos. 8-21 Bonds
                                                              and Series TTP Nos. 1-15
                                                              Bonds and Subject
                                                              Properties
                        September 1, 1979.................  Series JJP No. 8 Bonds,       September 15, 1979
                                                              Series KKP No. 8 Bonds,
                                                              Series LLP Nos. 8-15
                                                              Bonds, Series MMP No. 2
                                                              Bonds and Series OOP No.
                                                              18 Bonds and Subject
                                                              Properties
                        September 15, 1979................  Series UU Bonds               January 1, 1980
                        January 1, 1980...................  1980 Series A Bonds and       April 1, 1980
                                                              Subject Properties
                        April 1, 1980.....................  1980 Series B Bonds           August 15, 1980
                        August 15, 1980...................  Series QQP Nos. 10-19 Bonds,  August 1, 1981
                                                              1980 Series CP Nos. 1-12
                                                              Bonds and 1980 Series DP
                                                              No. 1-11 Bonds and Subject
                                                              Properties
                        August 1, 1981....................  1980 Series CP Nos. 13-25     November 1, 1981
                                                              Bonds and Subject
                                                              Properties
                        November 1, 1981..................  1981 Series AP Nos. 1-12      June 30, 1982
                                                              Bonds
                        June 30, 1982.....................  Article XIV Reconfirmation    August 15, 1982
                        August 15, 1982...................  1981 Series AP Nos. 13-14     June 1, 1983
                                                              and Subject Properties
                        June 1, 1983......................  1981 Series AP Nos. 15-16     October 1, 1984
                                                              and Subject Properties
                        October 1, 1984...................  1984 Series AP and 1984       May 1, 1985
                                                              Series BP Bonds and
                                                              Subject Properties
                        May 1, 1985.......................  1985 Series A Bonds           May 15, 1985
                        May 15, 1985......................  1985 Series B Bonds and       October 15, 1985
                                                              Subject Properties
                        October 15, 1985..................  Series KKP No. 9 Bonds and    April 1, 1986
                                                              Subject Properties

                                                                                             RECORDED AND/OR
                                                                                          FILED AS SET FORTH IN
                                   SUPPLEMENTAL                      PURPOSE OF               SUPPLEMENTAL
                                    INDENTURE                       SUPPLEMENTAL                INDENTURE
                                   DATED AS OF                       INDENTURE                DATED AS OF:
                                   ------------                     ------------          ---------------------
                        April 1, 1986.....................  1986 Series A and Subject     August 15, 1986
                                                              Properties
                        August 15, 1986...................  1986 Series B and Subject     November 30, 1986
                                                              Properties
                        November 30, 1986.................  1986 Series C                 Janaury 31, 1987
                        January 31, 1987..................  1987 Series A                 April 1, 1987
                        April 1, 1987.....................  1987 Series B and 1987        August 15, 1987
                                                              Series C
                        August 15, 1987...................  1987 Series D and 1987        November 30, 1987
                                                              Series E and Subject
                                                              Properties
                        November 30, 1987.................  1987 Series F                 June 15, 1989
                        June 15, 1989.....................  1989 Series A                 July 15, 1989
                        July 15, 1989.....................  Series KKP No. 10             December 1, 1989

                 ------------------------------------------
                 (a) See Supplemental Indenture dated as of July 1, 1970 for
                     Interstate Commerce Commission filing and recordation information.

                 (b) See Supplemental Indenture dated as of May 1, 1953 for
                     Secretary of State of Michigan filing information.

                 (c) See Supplemental Indenture dated as of May 1, 1974 for
                     County of Genesee, Michigan recording and filing information.

                             Further, pursuant to the terms and provisions of the
                         Original Indenture, a Supplemental Indenture dated as of
                         December 1, 1989 providing for the terms of bonds to be
                         issued thereunder of Series KKP No. 11 and 1989 Series BP
                         has heretofore been entered into between the Company and the
                         Trustee and has been filed in the Office of the Secretary of
                         State of Michigan as a financing statement on December 19,
                         1989 (Filing No. 99782), has been filed and recorded in the
                         Office of the Interstate Commerce Commission (Recordation
                         No. 5485-000), and has been recorded as a real estate
                         mortgage in the offices of the respective Register of Deeds of certain counties in the State of Michigan, as follows:

                                                                               LIBER OF
                                                                               MORTGAGES
                                                                               OR COUNTY
                                  COUNTY                 RECORDED               RECORDS            PAGE
                                  ------                 --------              ---------           ----
                        Genesee....................  December 19, 1989            2548              1-29
                        Huron......................  December 19, 1989             533            702-730
                        Ingham.....................  December 19, 1989            1793            766-794
                        Lapeer.....................  December 19, 1989             676            970-998
                        Lenawee....................  December 19, 1989            1113             98-126
                        Livingston.................  December 19, 1989            1382            437-465
                        Macomb.....................  December 19, 1989           04784            792-820
                        Mason......................  December 19, 1989             387            516-544
                        Monroe.....................  December 19, 1989            1103           0100-0128
                        Oakland....................  December 19, 1989           11194            511-539
                        Sanilac....................  December 19, 1989             407            685-713
                        St. Clair..................  December 19, 1989             946            919-947
                        Tuscola....................  December 19, 1989             598            863-891
                        Washtenaw..................  December 19, 1989            2371            834-862
                        Wayne......................  December 19, 1989           24466             89-837

RECORDING OF                 All the bonds of Series A which were issued under the
CERTIFICATES             Original Indenture dated as of October 1, 1924, and of
OF PROVISION             Series B, C, D, E, F, G, H, I, J, K, L, M, N, O, P, Q, W,
FOR PAYMENT.             BB, CC, DDP Nos. 1-9, FFR Nos. 1-11, GGP Nos. 1-6 and 8-15,
                         IIP Nos. 1-6 and 8-13, JJP Nos. 1-6, KKP Nos. 1-6, LLP Nos.
                         1-6 and 8-13, NNP Nos. 1-6 and 8-13, OOP Nos. 1-8, QQP Nos.
                         1-7 and 10-14 and TTP Nos. 1-6, 1980 Series A, 1980 Series
                         CP Nos. 1-5 and 13-16, 1980 Series DP Nos. 1-5 and 1981
                         Series AP No. 1-4 which were issued under Supplemental
                         Indentures dated as of, respectively, June 1, 1925, August
                         1, 1927, February 1, 1931, October 1, 1932, September 25,
                         1935, September 1, 1936, December 1, 1940, September 1,
                         1947, November 15, 1951, January 15, 1953, May 1, 1953,
                         March 15, 1954, May 15, 1955, August 15, 1957, December 15,
                         1970, October 1, 1974, January 15, 1975, November 1, 1975,
                         February 1, 1976, June 15, 1976, October 1, 1977, March 1,
                         1977, July 1, 1979, March 1, 1977, March 1, 1977, March 1,
                         1977, September 1, 1979, July 1, 1977, July 1, 1979, October
                         1, 1977, June 1, 1978, October 1, 1977, July 1, 1979,
                         January 1, 1980, August 15, 1980 and November 1, 1981 have matured or have been called for redemption and funds
                         sufficient for such payment or redemption have been
                         irrevocably deposited with the Trustee for that purpose; and
                         Certificates of Provision for Payment have been recorded in the offices of the respective Registers of Deeds of certain counties in the State of Michigan, with respect to all bonds of Series A, B, C, D, E, F, G, H, K, L, M, O, W, BB, CC, DDP
                         Nos. 1 and 2, FFR Nos. 1-3, GGP Nos. 1 and 2, IIP No. 1, JJP
                         No. 1, KKP No. 1, LLP No. 1 and GGP No. 8.
                           PART VIII.
                         THE TRUSTEE.
TERMS AND                    The Trustee hereby accepts the trust hereby declared and
CONDITIONS OF            provided, and agrees to perform the same upon the terms and
ACCEPTANCE OF            conditions in the Original Indenture, as amended to date and
TRUST BY TRUSTEE.        as supplemented by this Supplemental Indenture, and in this
                         Supplemental Indenture set forth, and upon the following
                         terms and conditions:
                             The Trustee shall not be responsible in any manner
                         whatsoever for and in respect of the validity or sufficiency of this Supplemental Indenture or the due execution hereof by the Company or for or in respect of the recitals
                         contained herein, all of which recitals are made by the
                         Company solely.

                                        61

                           PART IX.
                         MISCELLANEOUS.
EXECUTION IN                 This Supplemental Indenture may be simultaneously
COUNTERPARTS.            executed in any number of counterparts, each of which when so executed shall be deemed to be an original; but such
                         counterparts shall together constitute but one and the same instrument.
TESTIMONIUM.                 IN WITNESS WHEREOF, The Detroit Edison Company and
                           Bankers Trust Company have caused these presents to be
                         signed in their respective corporate names by their
                         respective Chairmen of the Board, Presidents, Vice
                         Presidents, Assistant Vice Presidents or Treasurers and
                         impressed with their respective corporate seals, attested by their respective Secretaries or Assistant Secretaries, all as of the day and year first above written.

                                                                          THE DETROIT EDISON COMPANY,
                         (Corporate Seal)                                 By      /s/ L. L. LOOMANS
                                                                              L. L. Loomans
                                                                              Vice President and Treasurer

EXECUTION.               Attest:
                         /s/ SUSAN M. BEALE
                         Susan M. Beale
                         Secretary
                         Signed, sealed and delivered by THE DETROIT
                         EDISON COMPANY, in the presence of
                         /s/ ELAINE M. GODFREY
                         Elaine M. Godfrey
                         /s/ BETTY M. HANSEN
                         Betty M. Hansen
                         (Corporate Seal)
                                                                          BANKERS TRUST COMPANY,
                                                                          By      /s/ BARBARA A. JOINER
                                                                              Barbara A. Joiner
                                                                              Vice President

                         Attest:
                         /s/ SANDRA SHIRLEY
                         Sandra Shirley
                         Assistant Secretary
                         Signed, sealed and delivered by
                         BANKERS TRUST COMPANY, in the
                         presence of
                         /s/ ERIC M. HAWNER
                         Eric M. Hawner
                         /s/ Y. PATRICIA BLUE
                         Y. Patricia Blue

                         STATE OF MICHIGAN
                         SS.:
                         COUNTY OF WAYNE
ACKNOWLEDGMENT           On this 14th day of February, 1990, before me, the
OF EXECUTION             subscriber, a Notary Public within and for the County of
BY COMPANY.              Wayne, in the State of Michigan, personally appeared L. L.
                         Loomans , to me personally known, who, being by me duly
                         sworn, did say that his business address is 2000 Second
                         Avenue, Detroit, Michigan 48226 and he is the Vice President
                         and Treasurer of THE DETROIT EDISON COMPANY, one of the
                         corporations described in and which executed the foregoing instrument; that he knows the corporate seal of the said
                         corporation and that the seal affixed to said instrument is the corporate seal of said corporation; and that said
                         instrument was signed and sealed in behalf of said
                         corporation by authority of its Board of Directors and that he subscribed his name thereto by like authority; and said
                         L. L. Loomans, acknowledged said instrument to be the free act and deed of said corporation.

                                                                                      /s/ JANET A. SCULLEN
                                        (Notarial Seal)                          Janet A. Scullen, Notary Public
                                                                                        Macomb County, MI
                                                                                    (Acting in Wayne County)
                                                                              My Commission Expires March 30, 1993

                                       STATE OF NEW YORK
                                             SS.:
                                      COUNTY OF NEW YORK


ACKNOWLEDGMENT           On this 12th day of February, 1990, before me, the
OF EXECUTION             subscriber, a Notary Public within and for the County of New
BY TRUSTEE.              York, in the State of New York, personally appeared Barbara
                         A. Joiner, to me personally known, who, being by me duly
                         sworn, did say that her business address is Four Albany
                         Street, New York, New York 10015, and she is Vice President
                         of BANKERS TRUST COMPANY, one of the corporations described in and which executed the foregoing instrument; that she
                         knows the corporate seal of the said corporation and that
                         the seal affixed to said instrument is the corporate seal of said corporation; and that said instrument was signed and
                         sealed in behalf of said corporation by authority of its
                         Board of Directors and that she subscribed her name thereto by like authority; and said Barbara A. Joiner acknowledged said instrument to be the free act and deed of said
                         corporation.

                                        (Notarial Seal)
                                                                                      /s/ DESIREE MARSHALL
                                                                                        Desiree Marshall
                                                                                Notary Public, State of New York
                                                                                         No. 24-4885294
                                                                                    Qualified in Kings County
                                                                              Certificate filed in New York County
                                                                              Commission Expires February 17, 1991

                                        63

                                       STATE OF MICHIGAN
                                             SS.:
                                        COUNTY OF WAYNE


AFFIDAVIT AS TO          L. L. Loomans, being duly sworn, says: that he is the Vice
CONSIDERATION            President and Treasurer of THE DETROIT EDISON COMPANY, the
AND GOOD FAITH.          Mortgagor named in the foregoing instrument, and that he has knowledge of the facts in regard to the making of said
                         instrument and of the consideration therefor; that the
                         consideration for said instrument was and is actual and
                         adequate, and that the same was given in good faith for the purposes in such instrument set forth.

                                                                                         /s/ L. L. LOOMANS
                                                                                           L. L. Loomans
                               Sworn to before me this 14th day of
                                          February, 1990

                                       /s/ JANET A. SCULLEN
                                 Janet A. Scullen, Notary Public
                                        Macomb County, MI
                                     (Acting in Wayne County)
                               My Commission Expires March 30, 1993
                                         (Notarial Seal)
                          This instrument was drafted by Frances B. Rohlman, Esq., 2000 Second Avenue, Detroit, Michigan
                                                                       48226